                       FIRST AMENDMENT TO LEASE AGREEMENT

      THIS FIRST AMENDMENT TO LEASE AGREEMENT ("First Amendment") is executed and entered into this 5th day of June, 1995, by and between SOUTH FLORIDA FAIR AND PALM BEACH COUNTY EXPOSITIONS, INC. ("Landlord") and PAVILION PARTNERS ("Tenant").

                                    RECITALS:

      A. Under effective date of January 4, 1995, Landlord and Tenant entered into that certain Lease Agreement, Easement Agreement and Declaration of Restrictive Covenants ("Lease") relating to the lease of certain real property located in Palm Beach County, Florida, for the construction of an outdoor entertainment facility thereon by Tenant.

      B. Landlord and Tenant have previously modified and amended certain provisions contained in the Lease pursuant to various written amendments and letters (herein collectively called the "Prior Amendments").

      C. Landlord and Tenant desire to further amend certain provisions of the Lease as set forth herein.

                                    AGREEMENT

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:

      1. Elimination of Prior Amendments. Each and all of the Prior Amendments are hereby terminated, canceled and voided to the same extent and in the same manner as if the Prior Amendments had never been prepared, executed and delivered.

      2. Nonrefundable Payment by Tenant. Landlord acknowledges prior receipt from Tenant of a $50,000 payment ("Rights Fee Advance"). The Rights Fee Advance
(i) shall in no event be refundable by Landlord to Tenant and (ii) shall be applied towards Tenant's obligation contained in Section 4.2(a) of the Lease. Accordingly, the reference to "$600,000" appearing in Section 4.2(a) of the Lease is hereby amended to be a reference to "$550,000."

      3. Concurrency Reservation. Landlord acknowledges prior receipt of the sum of $15,000 from Tenant as reimbursement of the concurrency reservation fee previously paid by Landlord.

      4. Deletion of Requirement for Prior Approval. Tenant hereby represents and warrants to Landlord that Tenant's Executive Committee has unanimously approved the transaction contemplated by the Lease Agreement upon the terms, conditions and provisions contained therein. Landlord hereby represents and warrants to Tenant that Landlord's Board of Trustees has unanimously approved the transaction contemplated by the Lease Agreement upon the terms, conditions and provisions contained therein. Accordingly, Landlord and Tenant do hereby delete, as of January 31, 1995, the entirety of (i) Section 15.18 of the Lease and (ii) Exhibit "D" attached to the Lease.

      5. Alteration of Certain Critical Dates. Landlord and Tenant agree to make the following modifications to the Lease specified below:

            (a) The phrase "within fifteen (15) days after the date of this Lease" appearing in the first line of Section 2.6(a) of the Lease is hereby deleted and replaced with the phrase "on or before April 17, 1995."

            (b) The phrase "within fifteen (15) days after the date of this Lease" appearing in the first line of Section 2.6(b) of the Lease is hereby deleted in its entirety and replaced with the phrase "on or before June 12, 1995."

            (c) The three references to "May 1, 1995" appearing in the definition of the term "Drop Dead Date" in Section 1.1(a)(15) of the lease are each hereby deleted and replaced with references to "July 31, 1995."

      6. Imposition of Certain Development Obligations upon Landlord. A new
Section 5.12 is hereby added at the end of Article 5 of the Lease to read in its entirety as follows:

            Section 5.12. Landlord's Development Obligations. Landlord agrees with Tenant that it shall, at its sole cost and expense, complete and fulfill each and all of the following obligations to the reasonable satisfaction of Tenant on or before November 1, 1995:

            (a) Trailer Park. In regard to the trailer park currently located near the northeast corner of the Entire Tract (the "Trailer Park"), the Landlord shall:

                  (i) remove all trailers, utility connections and other improvements or fixtures (excluding the existing lift station, dump stations and underground piping) located on the southerly most 150 feet of the Trailer Park as shown in yellow and designated as item 1 on Exhibit "E-1" attached hereto (such portion of the Trailer Park being herein called the "Cleared Portion of the Trailer Park");


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

                  (ii) install a barrier or fence with a mutually agreed upon design and with a minimum height of 8 feet around the remaining portions of the Trailer Park in the location identified by a red line on Exhibit "E-1" attached hereto; and

                  (iii) relocate the entrance to the Trailer Park to the
                        northeast corner of the Trailer Park.

                  If the Cleared Portion of the Trailer Park should not be included in the Parking Tract after finalization of the description of the Parking Tract as contemplated by the provisions of Section 5.1(c) hereof, then (i) Tenant shall have the right, privilege, license and authority to go into and enter upon the Cleared Portion of the Trailer Park throughout the Term for purposes of planting, cultivating, maintaining and replacing vegetation and landscaping along the most northerly 15 feet of the Cleared Portion of the Trailer Park and (ii) no improvements or fixtures (other than (i) surfaces for parking motor vehicles and (ii) the existing lift station, dump station and underground piping) shall be constructed or installed, and no business or commercial venture (other than the parking of motor vehicles) shall be operated, upon any portion of the Cleared Portion of the Trailer Park at any time during the Term, without the prior written consent of Tenant.

            (b) Crosswalks. Landlord shall cause the crosswalks identified as items 2A and 2B on Exhibit "E-1" attached hereto to be removed in the same manner as Landlord has previously removed the two crosswalks previously located on the southern portion of the Entire Tract.

            (c) Boneyard. In regard to that portion of the Entire Tract designated as item 3 on Exhibit "E-1" attached hereto (herein called the "Boneyard"), Landlord shall:

                  (i) construct an 8 foot tall wooden fence in the location indicated in red around the Boneyard on Exhibit "E-1" attached hereto;


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

                  (ii) include in such fence wooden gates which, when shut, will leave the Boneyard completely out of public view; and

                  (iii) paint the roof on the east side of the existing storage area in the Boneyard to provide a consistent and professional look with no rust or other unsightly blemishes.

            (d) Yesteryear Village. In regard to the area designated as item 4 on Exhibit "E-1" attached hereto (herein called the "Yesteryear Village"), the following provisions shall apply:

                  (i) Landlord shall have the right to construct a museum in the area designated in blue on Exhibit "E-1" attached hereto consistent with the renderings attached hereto as Exhibit "E-2."

                  (ii) Landlord shall construct and install a 5 foot to 6 foot tall picket fence consistent with the rendering attached hereto as Exhibit "E-3" around the entirety of the Yesteryear Village and the adjacent stables identified as item 5 on Exhibit "E-1" attached hereto along the green line on Exhibit "E-1" attached hereto.

            (e) Stables. Landlord shall convert the use of the building located at item 5 on Exhibit "E-1" attached hereto from a stable to other uses. Landlord hereby declares, establishes and adopts a restrictive covenant on the entirety of the tracts of land identified as items 4 and 5 on Exhibit "E-1" attached hereto such that no portion thereof shall, at any time during the Term, be used as a stable for livestock or other live animals.

            (f) Fencing. Landlord shall replace any rusted fencing materials with new fencing materials in the fence adjacent to the east entrance road into the Entire Tract.

      In addition to the foregoing obligations, Landlord shall remove, or caused to be removed, on or before August 1,1995, the chain link fence and other debris (but not including any buildings, structures or fixtures) located on the Amphitheater Tract near the rodeo area.

      From and after the execution of this Lease, both Landlord and Tenant shall each take all such reasonable actions as may be necessary to attempt to obtain all of the Required Permits as soon hereafter as is reasonably practicable. Tenant shall bear all costs, expenses and fees associated with obtaining the Required Permits; provided, however, that Tenant shall not be required to reimburse or pay Landlord for any of Landlord's corporate overhead or cost of manpower attributable or allocable to the effort of obtaining the Required Permits.

            (b) Tenant having become satisfied ("Construction Cost Condition") that, in its reasonable business judgment, the total cost of constructing the Amphitheater on the Amphitheater Tract, including any and all design costs and other soft costs associated therewith, and the amount of the Rights Fee, will not exceed, in the aggregate $8,750,000. If Tenant determines that the foregoing condition will not be satisfied, for any reason, then Tenant may terminate this Lease by providing written notice thereof to Landlord.

            (c) Tenant having become satisfied ("Parking Capacity Condition") that, in its reasonable business judgment, (i) the Parking Tract is of a sufficient size to permit the parking of no less than 6,500 automobiles without violating any applicable Legal Requirements and (ii) Exhibit "A-3" attached hereto has been revised in a manner satisfactory to Tenant which adequately describes the Parking Tract. If Tenant determines that the foregoing condition will not be satisfied, for any reason, then Tenant may terminate this Lease by providing written notice thereof to Landlord.

      Section 5.2 Construction of Amphitheater.

            (a) Subject to Unavoidable Delays, Tenant shall (i) commence construction of the Amphitheater on the Amphitheater Tract within thirty
      (30) days after the Commencement Date, but in no event earlier than the end of the 1995 South Florida Fair, and (ii) substantially complete construction of the Amphitheater on or before December 31, 1995. All construction work and other activities related to the Improvements shall be conducted subject to and in compliance with the Plans and Specifications, all applicable Legal Requirements, the Required Permits and any other requirements lawfully imposed by any Governmental Authority. All costs and expenses relating to the Improvements including, without limitation, compliance with Legal Requirements, design, permitting, site preparation, construction and development, and those expenses pertaining to the fulfilling of Tenant's obligations hereunder shall be the sole responsibility of the Tenant. Prior to January 31,1995, Tenant shall submit to Landlord a preliminary set of drawings and plans ("Preliminary Plans") describing the Amphitheater which Tenant intends to construct on the Amphitheater Tract. Landlord shall have the right to provide reasonable comments to the Preliminary Plans. In addition, prior to commencement of construction, Tenant shall submit to Landlord the Plans and Specifications,


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

      which shall not differ in any substantial and material respect from the design and scope contemplated in the Preliminary Plans.

            (b) Landlord hereby grants to Tenant the right, for no additional fee or charge, to remove and use the earth, clay and soil described below for construction of the Amphitheater's berm:

                  (1) The earth, clay and soil on the Fairground Tract at the locations where certain retention lakes are to be dug. The specific location and dimensions of the retention lakes to be dug shall be specifically described in the Plans and Specifications, and the work associated therewith shall constitute a part of the Improvements.

                  (2) The earth, clay and soil constituting the berm formerly used as a part of Landlord's speedway. Upon completion of the removal of the speedway berm, Tenant shall demolish and remove the old speedway building located adjacent to the speedway berm and cause the area comprising the speedway berm and the old speedway building to be left in a level, graded condition.

      The removal and delivery of all such earth, clay and soil to the Amphitheater Tract (i) may not be commenced until after the completion of the 1995 South Florida Fair on January 29, 1995 and (ii) shall be done at the sole cost and expense of Tenant. If Tenant elects to obtain fill material from other sources for the construction of the Amphitheater's berm, then Tenant shall (i) provide written notice of such election to Landlord on or before July 31, 1995 and (ii) be under no obligation, except as may be required by the Required Permits or any other Legal Requirements, to remove and use the earth, clay and soil described in this
      Section 5.2(b) or to fulfill any of the other obligations imposed upon Tenant pursuant to this Section 5.2(b).

            (c) To the extent that Tenant needs or desires additional improved parking surfaces on the Parking Tract, Tenant shall cause such parking improvements to be put in place on the Parking Tract at the sole cost and expense of Tenant. Landlord does hereby grant to Tenant the right and easement to enter into and go upon the Parking Tract for the purpose of completing any such parking improvements on the Parking Tract as referenced in the immediately preceding sentence. Any such parking improvements shall be included as a part of the Plans and Specifications and shall constitute a part of the Improvements.

            (d) Tenant shall conduct all construction activities which are carried out at any time during which the South Florida Fair is being held or conducted in such a manner so as to minimize any interference or disruption of the holding and conducting of the South Florida Fair. If any conflict between Landlord and Tenant should arise regarding the interpretation of the provision contained in the immediately preceding sentence, then such conflict shall be resolved in favor of Landlord and the free uninterrupted use of the Entire Tract during the time that the South Florida Fair is being held or conducted. At all times other than the times during which the South Florida Fair is being held or conducted, Tenant shall use its reasonable efforts to minimize any interference or disruption of other Fair Operations as a result of construction activities related to the Improvements.

            (e) Tenant shall be solely liable and responsible to Landlord for any damage which may occur to the existing buildings, improvements, roadways, accessways, sidewalks or other improvements on, or adjacent to, the Fairground Tract which may be caused by the construction activities associated with the construction of the Amphitheater.

            (f) Tenant shall have the special right and easement, at its sole option, to enter into and go upon the Amphitheater Tract, prior to the Commencement Date, to begin the process of delivering and placing fill material which will be used in constructing the Amphitheater's berm to be used for lawn seating.

            (g) Prior to commencement of construction or the placing of fill material on the Amphitheater Tract, Tenant shall, at its sole cost and expense, secure the Amphitheater Tract with appropriate fencing in accordance with the Plans and Specifications and all Legal Requirements.

      Section 5.3 Title to Improvements. Title to the Amphitheater, and any and all depreciation, amortization and investment tax credits generated thereby or available in connection therewith, shall belong to, and accrue to the benefit of Tenant during the Term. Upon the expiration or termination of this Lease, title to the Amphitheater shall automatically vest in Landlord; provided, however, that all Removables (hereinafter defined) which have been removed from the Amphitheater on or before the termination of this Lease, shall remain the property of Tenant. Any property not so removed shall, at the expiration of the Term, be considered abandoned property and Landlord shall have the right, if it wishes, to claim such property. As used herein, the term "Removables" shall mean
(i) trade fixtures installed or located at the Amphitheater which can be removed without damaging the buildings and improvements comprising the Amphitheater and
(ii) all of Tenant's personal property or equipment located at the Amphitheater.

      Section 5.4 Continuing Right of Tenant to Make Changes, Alterations and Additions. After the completion of any improvements or parts thereof upon the Amphitheater Tract, Tenant shall have the right at any time and from time to time to make such changes, alterations, and additions thereto so often and as many times as Tenant may desire; provided, however, that if such change, alteration or addition constitutes a material change, alteration or addition, or would result in the Amphitheater no longer being able to be used for the purpose for which it was originally intended, then such


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

change, alteration and addition may not be made without the receipt of the prior approval of Landlord (such approval not to be unreasonably withheld or delayed).

      Section 5.5 Tenant's Obligation to Discharge Mechanic's and Materialman's Liens. At all times during the Term of this Lease, Tenant shall insure and guarantee that the Amphitheater and the Entire Tract and all improvements thereon remain free and clear of all liens and claims of lien for labor, service, materials, supplies, or equipment performed on or furnished to the Amphitheater Tract. Should Tenant fall to insure the compliance with this obligation within ten (10) days after service on Tenant of written request from Landlord to do so, Landlord may pay, adjust, compromise and discharge any such lien or claim of lien on such terms and manner as Landlord may deem appropriate. In such event, Tenant shall, on or before the first day of the next calendar month following any such payment by Landlord, reimburse Landlord for the full amount paid by Landlord in paying, adjusting compromising and discharging such lien or claim of lien, upon such terms and manner as Landlord may reasonably deem appropriate including any reasonable attorney's fees or other costs expended by Landlord, together with interest at the Permitted Rate from the date of payment by Landlord to the date of repayment by Tenant. However, this Section
5.5 shall not impose any obligation on Landlord to satisfy any of Tenant's lienor(s). Landlord's interest in the Premises will not be subject to lien for any Improvements made on the order of Tenant. All persons performing labor or service and furnishing materials to the Amphitheater Tract on the order of Tenant must look solely to Tenant and Tenant's interest in the Premises for payment. At the request of Landlord, the Memorandum of Lease to be recorded in the Real Property Records of Palm Beach County, Florida pursuant to the provisions of Section 15.12 hereof shall include, in a form reasonably acceptable to Landlord, a summary of the provisions contained in this Section 5.5; provided, however, if requested by Tenant, such provision in the Memorandum of Lease shall specify that it is not intended to benefit any third parties.

      Section 5.6 Use of the Amphitheater Tract. Subject only to Landlord's right to use the Amphitheater pursuant to the right created in Article 6 hereof, Tenant shall have the sole and exclusive right to use, occupy and enjoy the Amphitheater Tract during the Term. Tenant shall have the right to use the Amphitheater Tract for producing and presenting (i) commercial concerts of musical performers or comedians, (ii) artistic performances of symphonic music, ballet or opera, (iii) theatrical performances, (iv) cinemagraphic films and (v) pre-recorded or simulcast video and audio productions (herein sometimes called the "Main Purposes"). In addition, Tenant shall have the right to use the Amphitheater Tract in conjunction with the Main Purposes, for the following activities.

            (a) as a place for selling food, beverages (including alcoholic beverages) and other merchandise;


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

            (b) as a place for conducting activities which are associated with a concert or similar event being staged at the Amphitheater so long as such activities are conducted in a similar manner at similar venues in conjunction with the same concert or event; and

            (c) for any and all other lawful purposes which are, in a direct way, incidental or related to the Main Purposes.

Landlord agrees and acknowledges that the Amphitheater shall be used as a commercial outdoor concert facility in a manner consistent with the manner in which the Previous Amphitheaters have been and are being operated. Without limiting the generality of the provisions contained in the immediately preceding sentence, Landlord agrees and acknowledges that the Amphitheater may be used for performing with or without amplified sound, popular and contemporary music, rock and roll, pyrotechnic shows, and other similar sound-intensive and light-intensive activities. Tenant shall not use the Amphitheater Tract to conduct any activity or business other than those permitted or contemplated by the provisions contained in this Section 5.6.

      Section 5.7 Compliance with Laws. Tenant shall promptly obey and comply with all present and future laws, ordinances, rules, regulations, statutes, orders and other Legal Requirements of all Governmental Authorities. This includes compliance with minimum health, building, safety and nuisance codes and standards. Landlord shall have no liability in the event that any Legal Requirements should interfere with or disrupt Tenant's ability to conduct its business on the Amphitheater Tract, unless Landlord took affirmative actions to encourage the adoption, implementation or enforcement of such Legal Requirement. Tenant shall have the right, at its sole cost and expense, to contest the validity of any Legal Requirement in good faith. If necessary, Landlord agrees to join in any such protest or contest; provided, however, that the cost thereof, including Landlord's reasonable attorney's fees shall be borne by Tenant. Tenant hereby agrees to indemnify Landlord from all fines, penalties, costs, loss or damage whatsoever, including Landlord's reasonable attorney's fees, from Tenant's failure to abide by any such Legal Requirement.

      Section 5.8 Repair. Tenant shall, during the term of this Lease, and at Tenant's sole cost and expense, keep and maintain the Amphitheater and other Improvements in good and sanitary order, condition and repair, (i) consistent with Industry Standards and the practices at the Previous Amphitheaters and (ii) as may be necessary to allow the Amphitheater to continue to be operable as a commercial outdoor concert facility.

      Section 5.9 Utilities. Tenant shall, during the Term, construct, arrange and pay for all utilities (including any charge, rates, or fees) to the extent used in or on the Amphitheater or any Improvements to be constructed by Tenant, and Landlord, in its capacity as Landlord under this Lease (not in its capacity as a third party) shall have no responsibility for any interruptions in the supply of such utilities. Where possible during


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

the Term hereof, Tenant shall obtain and pay for separate meters for all utility connections and shall promptly pay all utility bills before they become delinquent. All utility work to be done by Tenant shall be considered as a part of the Improvements and shall be included in the Plans and Specifications. All utility lines, conduits or connections shall be underground from the boundary line of the Entire Tract to the boundary line of the Amphitheater Tract. The term "utility" or "utilities" shall mean water, electricity, gas, telephone, wastewater (sewer), cable television, trash, garbage collection and similar services. It shall be the responsibility of Tenant to provide a compactor on site and arrange for regular pick up and disposal for refuse at the Amphitheater Tract.

      Section 5.10 Inappropriate Events. Because of the family oriented nature of the Fair Operations and its wholesome reputation in the community, Tenant agrees that it will not book any events or other acts for appearance at the Amphitheater which have been determined to be obscene or illegal by any state or federal court according to the community standards existing at that time in Southeast Florida.

      Section 5.11 As Built Plans. Within ten (10) days after final completion of the Amphitheater and all Improvements, or as soon thereafter as available, Tenant shall provide to Landlord one complete set of the "as built" plans for the Improvements.

                                    ARTICLE 6

                      LANDLORD'S RIGHT TO USE AMPHITHEATER

      Section 6.1 Landlord Events. As additional consideration for the agreements contained herein in favor of Tenant, Tenant does hereby grant to Landlord the right to use the Amphitheater (excluding Tenant's executive offices only) for the presentation of events, performances or shows ("Landlord Events") during each Lease Year concurrently with (i) the holding and conducting of the South Florida Fair and (ii) the holding and conducting of the Pioneer Days Event. Landlord's use of the Amphitheater pursuant to this Section 6.1 shall be governed by the following provisions:

            (a) At each of the Landlord Events, Tenant shall, if requested by Landlord, (i) make available a production manager and general operational staff (which includes its security manager, housestaff, supervisor, marketing director and an accountant) and (ii) operate the Amphitheater during such Landlord Events, at no charge to Landlord. Landlord shall be responsible for paying all costs of organizing, promoting, producing and presenting each of Landlord Events and shall reimburse to Tenant all of Tenant's actual out-of-pocket costs (including utility costs) incurred in connection with the holding, presenting or performing of each of Landlord Events at the Amphitheater.


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

            (b) it is specifically and expressly prohibited to feature or include a Touring Act in any Landlord Event presented concurrently with the holding and conducting of the Pioneer Days Event. However, Touring Acts may be featured or included in Landlord Events presented concurrently with the holding and conducting of the South Florida Fair.

            (c) Landlord shall secure and maintain in force during each Landlord Event a comprehensive general liability insurance with, subject to commercial availability, limits of not less than $5,000,000 with respect to bodily injury or death to any number of persons in one accident or occurrence and with respect to property damage in any one accident or occurrence. All insurance maintained in accordance with the provisions of this Section 6.1(c) shall be issued by companies qualified to do business in the State of Florida and with a Best Insurance Guide Rating of B+ or better, shall be carried in the name of both Landlord and Tenant, as their respective interests may appear, and shall contain a mortgagee clause acceptable to the Mortgagees. Such liability insurance policy shall name Tenant as an additional named insured and shall include contractual liability endorsements. Landlord shall furnish Tenant with duplicate originals or copies certified as being true and correct of the policy of insurance required pursuant to the provisions of this Section 6.1(b), and shall furnish to, and maintain with, Tenant at all times as a condition to the holding presenting or performance of any Landlord Events, a certificate of the insurance carrier certifying that such insurance shall not be canceled without at least 15 days' advance written notice to Tenant. The insurance described in this Section 6.1(c) may be obtained by Landlord by endorsement or equivalent means under any blanket insurance policies maintained by Landlord, provided that the coverage and other terms of such insurance comply with the provisions of this Section 6.1(c). The limits of insurance coverage provided for herein shall be increased by Landlord from time to time at the request of Tenant, but no more frequently than once every five (5) years during the Term to such amounts as should be reasonably carried or provided for the insured perils being covered so long as such increased amount of coverage can be obtained in a commercially reasonable rate.

            (d) At each of Landlord Events, Tenant shall not be liable for any damage, loss or injury suffered by any person in or about the Amphitheater Tract or the Parking Facilities (except to the extent same were caused by Tenant or Tenant's agents or employees). Landlord covenants and agrees to indemnify, defend, protect and save harmless Tenant from and against any and all liabilities, penalties, damages, claims, costs, charges and expenses including, without limitation, court costs and reasonable attorneys' fees, which may be imposed upon, incurred by or asserted against Tenant or Tenant's interest in the Amphitheater from any cause or in any manner whatsoever (except to the extent those liabilities, penalties, damages, claims, costs, charges or expenses were caused by acts or omissions of Tenant or Tenant's agents or employees) relating to or arising out of the operation, possession or use of the Amphitheater or the Parking Facilities in connection with any Landlord Event. The provisions of this
      Section 6.1(d) and of any other indemnity provisions elsewhere contained in this Lease shall survive the expiration or earlier termination of this Lease with respect to acts, occurrences or omissions occurring prior to the expiration or earlier termination of this Lease.

            (e) Except as provided in clause (f) of this Section 6.1, Landlord shall be entitled to receive and retain all ticket and other revenue directly derived from each Landlord Event. Landlord shall be solely responsible for arranging the sale and distribution of tickets to each of the Landlord Events. Landlord shall have the right to make sponsorship arrangements for the Landlord Events; provided, however, that it shall be specifically prohibited for Landlord to place (i) any type of signs or other advertisements on the Amphitheater Tract which identify any sponsor (or its products) which manufactures or sells any products which are directly competitive with any of Tenant's sponsors at the Amphitheater and
      (ii) any signs or other advertisements on the Parking Tract which would be visible to Patrons of the Amphitheater while seated in the Amphitheater and which identify any sponsor (or its products) which manufactures or sells any products which are directly competitive with any of Tenant's sponsors at the Amphitheater.

            (f) Subject to the provisions of the next succeeding sentence, Tenant shall maintain, during and in respect of all of Landlord Events, the sole and exclusive right (i) to operate all concession facilities and operations at the Amphitheater including, without limitation, the sale of food, beverage, alcohol and merchandise at the Amphitheater and (ii) to receive and retain all revenues associated with the operation of such concession facilities and operations at the Amphitheater during Landlord Events. Notwithstanding the foregoing, Tenant shall be obligated to pay and deliver to Landlord, within 15 days after each of the Landlord Events,
      (i) 17-1/2% of the Gross Concession Revenues attributable to the sale of food and beverages at such Landlord Event and (ii) 50% of the Net Concession Revenues attributable to the sale of merchandise at such Landlord Event.

            (g) At the request of Landlord, Tenant shall assist and provide, at no charge to Landlord, such services as may be reasonably requested in connection with booking acts to appear and perform at Landlord Events. Notwithstanding the foregoing, Landlord shall bear all financial responsibility associated with, or related to, the engagement of any performer or other artist to appear at any Landlord Event. Tenant has not made, and does not hereby make, any representations or warranties that it will be successful in obtaining any particular acts, performers or other artists to appear at any of the Landlord Events or that Landlord will be able to generate a profitable level of revenues at any of the Landlord Events.

            (h) Landlord's use of the Amphitheater for the presentation of Landlord Events shall be conducted on and subject to the rules and regulations generally imposed from time to time by Tenant on third party promoters in the ordinary course of business. If requested, Landlord shall execute a separate sublease agreement for each Landlord Event or for each series of Landlord Events during each Lease Year in substantially the same form as Tenant uses when subleasing the Amphitheater to third party promoters in the ordinary course of business; provided, however, that if any conflict or inconsistency should exist between the terms and provisions contained in such separate sublease agreement and the terms and provisions contained in this Lease, then the terms and provisions of this Lease shall govern and control.

            (i) The Landlord's use of the Amphitheater pursuant to the provisions of this Section 6.1 shall be limited in duration by the following provisions:

                  (1) Landlord's right to use the Amphitheater concurrently with the holding and conducting of the South Florida Fair pursuant to the provisions of this Section 6.1 shall be confined to no more than a single 30 consecutive day period during each Lease Year.

                  (2) Landlord's right to use the Amphitheater concurrently with the holding and conducting of the Pioneer Days Event pursuant to the provision of this Section 6.1 shall be confined to the 6 consecutive day period during each Lease Year commencing 3 days before Memorial Day and ending 2 days after Memorial Day.

      Section 6.2 Landlord Events during the South Florida Fair. To protect dates for Landlord's use of the Amphitheater concurrently with the South
Florida Fair during each Lease Year, Tenant agrees with Landlord that it will not schedule any events or activities in the Amphitheater during the month of January and the first seven days of February ("Fair Blacked Out Period") during each Lease Year. If, for any Lease Year, the South Florida Fair is scheduled to be held, wholly or partially, at a time other than during the Fair Blacked Out Period, then Landlord may require, with at least 150 days prior notice to Tenant, that the Fair Blacked Out Period for such Lease Year be moved to another specified period of time, provided that (i) the changed Fair Blacked Out Period remains a single period of no more than 38 consecutive days and (ii) no portion of the changed Fair Blacked Out Period is included in the Amphitheater Season.

      Section 6.3 Landlord Events during the Pioneer Days Event. To protect dates for Landlord's use of the Amphitheater concurrently with the holding and conducting of the Pioneer Days Event during each Lease Year, Tenant agrees with Landlord, subject to the provisions of the next succeeding sentence, that it will not schedule any events or activities in the Amphitheater during the six day period commencing on the date which is three days before Memorial Day of such Lease Year and ending on the date which is two days after Memorial Day during such Lease Year ("Pioneer Blacked Out Period"). If, with respect to any one or more of the dates included in the Pioneer Blacked Out Period for any Lease Year, Tenant wishes to hold a Tenant Event at the Amphitheater, then Tenant may provide notice thereof to Landlord no earlier than 120 days prior to such dates. If Landlord does not provide notice to Tenant, within 15 days after receipt of the notice provided by Tenant pursuant to the immediately preceding sentence, of a specific performance or event which is scheduled to be held at the Amphitheater on such dates by Landlord, then Tenant shall be free to book events for presentation at the Amphitheater for its own account on such dates without violating the rights of Landlord described in this Article 6.

      Section 6.4 Other Landlord Events. On and subject to the following provisions, Landlord shall have the right and privilege, in addition to the rights created in Section 6.1 hereof, to use the Amphitheater for the presentation of Civic Events from time to time during the Term:

            (a) The use of the Amphitheater for a Civic Event to be presented pursuant to this Section 6.4 is strictly subject to availability of the Facility. For purposes of the preceding sentence, Tenant shall be the sole and exclusive arbiter for scheduling and availability of dates at the Amphitheater and may reserve or retain dates for its own use, and thereby decline to approve the release of any such date to Landlord, regardless of whether Tenant then has an event booked for presentation at the Amphitheater on such date.

            (b) It is specifically and expressly prohibited to feature or include a Touring Act in any Civic Event presented at the Amphitheater pursuant to the provisions of this Section 6.4.

            (c) Civic Events presented at the Amphitheater by Landlord pursuant to the provisions of this Section 6.4 shall be deemed to be a Landlord Event for all purposes of this Lease and shall therefore be governed by the provisions of clauses (a), (c), (d), (e), (f) and (h) of Section 6.1 hereof.

                                    ARTICLE 7

              IMPOSITION OF RESTRICTIVE COVENANTS ON LANDLORD LAND

      Section 7.1 Restrictive Covenants. Landlord does hereby declare, establish and adopt the following restrictive covenants ("Restrictive Covenants") on all of Landlord Land to be effective during the entirety of the Term of this Lease:

            (a) No portion of the Landlord Land may be used to present, promote or produce any concert, performance or similar event which (i) features a musical, comedic, artistic or theatrical performance of professional artists, entertainers or performers (other than religious and motivational lecturers) and (ii) requires the payment of an admission price by the general public. Notwithstanding the foregoing, Landlord may present concerts, performances or similar events on the Fairground Tract which are directly related to, and merely incidental to, a trade show, exposition, flea market, carnival, banquet, flat show (such as an antique show, gun show or collectible show), charity benefit with a capacity for 1,500 people or less or similar event being concurrently conducted and held on the Fairground Tract, so long as such event does not feature or include a Touring Act.

            (b) Neither Landlord nor any person deriving rights from Landlord shall engage in any conduct or activity on the Landlord Land which could generate noise sufficient to interfere with an event or other performance presented at the Amphitheater.

            (c) No portion of the Landlord Land will be developed or utilized in such a manner as would cause Tenant's activities on the Amphitheater Tract to be in violation of any law, ordinance, regulation or other land use restriction, including without limitation, any sound emission restriction or ordinance.

      Section 7.2 Exception for South Florida Fair and Pioneer Days Event. Notwithstanding anything to the contrary contained in, or implied by, the provisions of Section 7.1 of this Lease, it is hereby specifically agreed, stipulated and acknowledged by and between Landlord and Tenant that Landlord's current use of the Landlord Land for the South Florida Fair and the Pioneer Days Events shall not be a violation of the Restrictive Covenants.

      Section 7.3 Restriction on Use of Parking Facilities. Neither Landlord nor any person claiming under Landlord shall use the Parking Facilities in any manner on any day for which an event or show is scheduled to be held or presented at the Amphitheater, except as may be permitted in accordance with the provisions of Article 8 hereof.

      Section 7.4 Enforceability of Restrictive Covenants. The Restrictive Covenants adopted and established on the Landlord Land and the Parking Facilities by the provisions of this Article 7 shall (a) run with the Landlord Land and the Premises, (b) be binding upon and enforceable against each purchaser, tenant, grantee and owner of the Landlord Land or any portion thereof, and the respective heirs, legal representatives, successors and assigns of each such purchaser, tenant, grantee and owner and (c) inure to the benefit of and be enforceable by each purchaser, tenant, grantee and owner of the Premises.

      Section 7.5 Concessions. Reference is made to the fact that an important source of revenue from Tenant's intended use of the Premises shall be the sale of licensed merchandise relating to the performers and artists which will appear at the Amphitheater. Tenant intends to license concessionaires to sell such licensed merchandise at the Premises immediately before, during and after performances and shows at the Amphitheater. Landlord hereby covenants and agrees to implement reasonable policing procedures to prevent and discourage the sale of unlicensed merchandise anywhere on the Landlord Land.

                                    ARTICLE 8

                    PROVISIONS CONCERNING PARKING FACILITIES

      Section 8.1 Joint Use. The Parking Facilities shall be used jointly by Tenant and Landlord in accordance with the following provisions:

            (a) Tenant's Use. During Show Hours on the day of a Tenant Event, Tenant shall have the exclusive right, privilege and authority to use the Parking Tract for the purpose of parking the vehicles of the Amphitheater's Patrons and Employees. At all other times, Tenant's use of the Parking Tract shall be limited to such use as may be necessary to park the vehicles of the Amphitheater's Employees. All revenues attributable to the use of the Parking Facilities by Tenant pursuant to the right created in this Section 8.1(a) shall be the sole and exclusive property of Tenant.

            (b) Landlord's Use. At all times other than during Show Hours on the day of a Tenant Event, Landlord shall have the right, privilege and authority to use the Parking Tract for the parking of vehicles of the Patrons and Employees of the Fair Operations, subject only to Tenant's right to have sufficient space allocated to it for use by the Amphitheater's Employees. During Show Hours on the day of a Tenant Event, Landlord may not use the Parking Tract for any purpose except as may be permitted pursuant to the provisions of Section 8.1(c) hereof. All revenues attributable to the use of the Parking Facilities by Landlord pursuant to the right created in this Section 8.1(b) shall be the sole and exclusive property of Landlord.

            (c) Cooperation and Coordination. Understanding that the joint use of the Parking Tract will require periodic coordination and cooperation, Tenant and Landlord agree as follows:

                  (1) Each of Tenant and Landlord will designate a specific
            person who will be responsible for assisting in the coordination of the joint use of the Parking Tract in accordance with the provisions hereof (such representatives being herein respectively called "Tenant's Parking Rep" and "Landlord's Parking Rep").

                  (2) Tenant's Parking Rep and Landlord's Parking Rep shall meet monthly or at such other regular intervals as they believe is necessary to discuss and agree upon the logistics and coordination of the joint use of the Parking Tract.

                  (3) As soon as Tenant is in a position to estimate with
            certainty the number of Patrons that will attend a specific Tenant Event, Tenant's Parking Rep shall advise Landlord's Parking Rep as to whether all of the Parking Tract is expected to be needed for such Tenant Event. If less than all of the Parking Tract is expected to be required by Tenant for such Tenant Event, then the excess spaces shall be available for allocation to Landlord for use during the Show Hours on the day of such Tenant Event.

                  (4) Allocation of parking spaces between Landlord and Tenant shall be done in a rational, logical manner taking into account such factors as (i) the logistical requirements for insuring a smooth ingress and egress of all vehicles being parked, (ii) the location of the allocated spaces in relation to the location of the function on the Entire Tract that is being attended, (iii) the logistics of allowing separate access, if necessary, to the vehicles being parked for Tenant's purposes and the vehicles being parked for Landlord's purposes.

                  (5) Disputes concerning specific allocation of parking spaces in the Parking Tract shall be settled by (i) Tenant's Parking Rep for the days that a Tenant Event is scheduled to be performed or presented at the Amphitheater and (ii) Landlord's Parking Rep for all other days.

      Section 8.2 Maintenance of Parking Facilities. Tenant shall be responsible for maintaining and repairing the Parking Facilities (which shall include regularly mowing any grass thereon and repairing potholes thereon, each as necessary) such that the Parking Facilities remain in a usable condition throughout the Term; provided, however, Landlord shall be obligated to reimburse to Tenant, from time to time and upon invoice therefor, 50% of all costs and expenses so incurred by Tenant in maintaining or repairing the Parking Facilities.

                                    ARTICLE 9

                             INSURANCE AND INDEMNITY

      Section 9.1 Property Insurance. Tenant shall, at its sole cost and expense, keep and maintain in force policies of insurance on all improvements situated on the Amphitheater Tract against loss or damage by fire and against loss or damage by any other risk now and from time to time insured against by "extended coverage" provisions of policies generally enforced on improvements of similar type in Florida in an amount which Tenant, in the exercise of Tenant's reasonable judgment and discretion, shall deem appropriate, but not less than replacement cost of the improvements being insured. All such policies shall be issued by companies qualified to do business in the State of Florida and with a Best's Insurance Guide rating of B+ or better, shall be carried in the name of both Landlord and Tenant, as their respective interests may appear, and shall contain a mortgagee clause reasonably acceptable to the Mortgagees. All such policies shall expressly provide that any loss thereunder may be adjusted with Tenant and the Mortgagees. Tenant shall furnish Landlord with duplicate originals or copies certified as being true and correct of all such insurance policies and shall furnish and maintain with Landlord, at all times, a certificate of the insurance carrier certifying that such insurance shall not be canceled without at least fifteen (15) days advance written notice to Landlord. Landlord's rights in and to any proceeds from any such insurance policy shall be subordinate and inferior to the rights of all Mortgagees in and to such proceeds. If Tenant fails to maintain such insurance, Landlord, at its election but without obligation to do so, may procure such insurance as may be necessary to comply with these requirements, and Tenant agrees to repay the cost of same to Landlord on demand, with interest thereon at the Permitted Rate from the date of expenditure until paid. All insurance described in this Section 9.1 may be obtained by Tenant by endorsement or equivalent means under any blanket insurance policies maintained by Tenant, provided that the coverage and other terms of such insurance comply with this Section 9.1.

      Section 9.2 Builder's Risk Insurance. During any period of construction on the Amphitheater Tract, Tenant shall maintain, or cause to be maintained, Builder's Risk Insurance in an amount not less than the total amount of the insurable improvements being constructed, with responsible insurance companies legally authorized to transact business in Florida and with a Best's Insurance Guide Rating of B+ or better.

      Section 9.3 Liability Insurance. Tenant shall secure and maintain in force comprehensive general liability insurance with, subject to commercial availability, (i) limits of not less than $5,000,000 with respect to bodily injury or death to any number of persons in any one accident or occurrence and with respect to property damage in any one accident or occurrence and (ii) a maximum deductible of $100,000. Tenant shall also secure and maintain, or cause to be secured and maintained, liability insurance which specifically covers the risks attendant to the serving of alcoholic beverages on the Amphitheater Tract with, subject to commercial availability, aggregate limits of not less than $5,000,000 with respect to bodily injury or death to any number of persons in any one accident or occurrence and with respect to property damage in any one accident or occurrence. All insurance maintained in accordance with the provisions of this Section 9.3 shall be issued by companies qualified to do business in the State of Florida and with a Best's Insurance Guide Rating of B+ or better, shall be carried in the name of both Landlord and Tenant, as their respective interests may appear, and shall contain a mortgagee clause acceptable to the Mortgagees. All liability insurance policies shall name Landlord as an additional named insured and shall include contractual liability endorse-ments. Tenant shall furnish Landlord with duplicate originals or copies certified as being true and correct of all insurance policies required under this Section 9.3, and shall furnish and maintain with Landlord, at all times, a certificate of the insurance carrier certifying that such insurance shall not be canceled without at least fifteen (15) days advance written notice to Landlord. If Tenant fails to maintain such insurance, Landlord, at its election but without obligation to do so, may procure such insurance as may be necessary to comply with these requirements, and Tenant agrees to repay the cost of same to Landlord on demand, with interest thereon at the Permitted Rate from the date of expenditure until paid. All insurance described in this Section 9.3 may be obtained by Tenant by endorsement or equivalent means under any blanket insurance policies maintained by Tenant, provided that the coverage and other terms of such insurance comply with this Section 9.3. The limits of insurance coverage provided for herein shall be increased by Tenant from time to time at the request of Landlord, but no more frequently than once every five (5) years, to such amounts as should be reasonably carried or provided, for the insured perils being covered so long as such increased amount of coverage can be obtained at a commercially reasonable rate.

      Section 9.4 Worker's Compensation Insurance. Tenant and each of its concessionaires and subcontractors shall secure and maintain, throughout the Term, worker's compensation insurance as required by any Legal Requirements.

      Section 9.5 Concessionaire's Insurance. As a condition to the granting of any concession right to vendors or other concessionaires for the sale of food, candy, cigarettes, beverages, merchandise or similar items at the Amphitheater, Tenant shall require such vendor or other concessionaire to secure and maintain in force, throughout the term of such concession right, liability policies of insurance consistent with Industry Standards naming Tenant and Landlord as additional insureds thereunder. Such liability policies of insurance shall be specifically required to remain in force and effect during the Landlord Events.

      Section 9.6 Indemnity. Landlord shall not be liable for any damage, loss or injury suffered by any person in or about the Amphitheater Tract or the Parking Facilities (except to the extent same were caused by Landlord or Landlord's agents or employees). Tenant covenants and agrees to indemnify, defend, protect and save harmless Landlord from and against any and all liabilities, penalties, damages, claims, costs, charges and expenses, including without limitation, court costs and reasonable attorney's fees, which may be imposed upon, incurred by or asserted against Landlord or Landlord's interest in the Amphitheater Tract from any cause or in any manner whatsoever (except to the extent those liabilities, penalties, damages, claims, costs, charges or expenses
(i) were caused by acts or omissions of Landlord or Landlord's agents or employees, (ii) arose out of or related to the operation, possession or use of the Amphitheater in connection with the presentation of any of the Landlord Events, (iii) arose out of or relating to the presence of any Hazardous Substances on, under or at the Entire Tract which were not placed there by Tenant, Tenant's agents, licensees or employees or (iv) are of a type described in any express indemnity section contained in this Lease made by Landlord in favor of Tenant) relating to or arising out of Tenant's ownership, operation, possession or management of the Amphitheater or the Parking Facilities. The provisions of this Section 9.6 and of any other indemnity provisions elsewhere contained in this Lease shall survive the expiration or earlier termination of this Lease with respect to acts, occurrences or omissions occurring prior to the expiration or earlier termination of this Lease.

                                   ARTICLE 10

                     ASSIGNMENT, SUBLETTING AND ENCUMBERING
               BY TENANT; MORTGAGEE MATTERS; GRANTING OF EASEMENTS

      Section 10.1 Assignment, Subletting and Encumbering by Tenant.

            (a) Tenant shall have the right, without the consent of Landlord, at any time and from time to time during the Term, to (i) sublease the Amphitheater to other promoters or operators in the ordinary course of business (i.e., on a daily or weekly basis, but not for a material portion of then remaining Term), (ii) grant concession rights to vendors or other concessionaires for the sale of food, candy, cigarettes, beverages, merchandise or similar items, (iii) fix a mechanic's or materialman's lien upon its leasehold estate in the Premises; or (iv) make similar transfers; provided, however, any exercise of any such right shall be subject to all of the provisions of this Lease and shall not discharge Tenant of its obligations hereunder.

            (b) Tenant shall also have the right, without the consent of Landlord, at any time and from time to time during the Term, to (i) mortgage its leasehold estate created hereby to a Pre-Approved Mortgagee and/or (ii) assign its leasehold estate created hereby to a Pre-Approved Owner; provided, however, that any exercise of any such right shall be subject to all of the provisions of this Lease and shall not discharge Tenant from any of its obligations hereunder, including the obligation to pay Rent and all Non-Rent Obligations.

            (c) Except as expressly permitted by provisions of clauses (a) or
      (b) of this Section 10.1, Tenant may not sell, assign, sublet, rent, grant or otherwise transfer all or any portion of the leasehold estate created hereby without first obtaining the consent of Landlord, which consent may not be unreasonably withheld, conditioned or delayed. To assist in the interpretation and application of the provision contained in the immediately preceding sentence, Landlord and Tenant hereby agree that the following shall constitute "reasonable" reasons for Landlord to withhold its consent pursuant to this clause (c) to a proposed sale, assignment, sublease or other transfer of all or any portion of the leasehold estate created hereby:

                  (1) the proposed transferee is, or is an Affiliate of, a
            person that has been previously convicted of a felony;

                  (2) the proposed transferee does not have experience in the operation, management and use of outdoor entertainment facilities similar in size, design and use to the Amphitheater; or

                  (3) the proposed transferee has insufficient resources to (i)
            carry on and conduct the business operations required of Tenant under this Lease and (ii) fulfill its obligations under this Lease.

            (d) Without limiting the other provisions contained in this Section 10.1, any purported sale, assignment or other transfer (other than a mortgage, pledge or other encumbering) of all or substantially all of Tenant's interest in this Lease and the leasehold estate in the Premises created hereby shall not be effective unless and until: (i) all Rent then owing by Tenant has been paid and (ii) Tenant has delivered to Landlord a fully executed and acknowledged counterpart of the instrument of sale, assignment or transfer which contains an express assumption by the purchaser, assignee or transferee of this Lease and of all the obligations hereunder on the part of Tenant to be kept, observed or performed after the effective date of such sale, assignment or transfer and which sets forth the mailing address of such purchaser, assignee or transferee for purposes of this Lease.

            (e) Upon an effective sale, assignment or transfer as defined above (other than a mortgage, pledge or other encumbering) of all of Tenant's interest in this Lease and the leasehold estate in the Premises created hereby, other than pursuant to clause (b) of this Section 10.1, Tenant, with respect to the payment or performance of any obligation hereunder (including the obligation to pay Rent) which accrues after the date any such sale, assignment or transfer shall be effective, shall be released of liability therefor, and the purchaser, assignee or transferee of this Lease shall at all times thereafter be deemed to be the "Tenant" for purposes of this Lease.

      Section 10.2 Notice to Mortgagees. Should any Mortgagee desire to receive copies of any and all notices Landlord may give to Tenant hereunder, any such Mortgagee may give Landlord written notice thereof, which notice shall include Mortgagee's address for notice. Thereafter, Landlord shall, concurrently with the giving of any notice to Tenant, give like notice or a copy thereof to any such Mortgagee. Any notice given to Tenant shall not be effective or considered given for purposes of this Lease until it or a copy thereof is also given to each such Mortgagee who has requested Landlord to give it copies of notices Landlord gives to Tenant. Any Mortgagee who has given Landlord written notice pursuant to the foregoing provisions of this Section 10.2 may designate a different address for purposes of notice hereunder by giving Landlord written notice thereof. Any such notice shall be effective ten (10) days after receipt thereof by Landlord.

      Section 10.3 Mortgagee's Right to Perform Tenant's Obligations. Each Mortgagee shall have the right to perform any obligation of Tenant hereunder, including without limitation, the obligation of Tenant to pay Rent, and Landlord shall accept performance of any such obligation by any Mortgagee. Any performance by a Mortgagee of any obligation of Tenant hereunder shall have the same effect as and shall constitute performance of such obligation by Tenant.

      Section 10.4 Acquisition of Tenant's Interest in the Leasehold Estate; New Lease. Upon the acquisition of any ownership interest in and to the leasehold estate in the Premises created by this Lease by a Mortgagee or any other person or entity (any such Mortgagee or other person or entity who acquires such interest herein being called a "New Tenant," it being understood that a New Tenant is also a Tenant for all purposes hereunder), regardless of how such acquisition occurs, whether through foreclosure of liens created by a Mortgage or assignment of such interest in such leasehold estate in lieu of foreclosure, or otherwise, such New Tenant shall succeed to the rights of Tenant with respect to such interest in such leasehold estate of the Premises acquired by it, with the same force and effect as if this Lease had, with respect to such interest in such leasehold estate, been originally entered into between Landlord, as landlord, and such Mortgagee or such person or entity, as tenant, and this Lease shall remain in full force and effect. Notwithstanding the foregoing, the acquisition of any such ownership interest in and to the leasehold estate in the Premises created by this Lease by New Tenant shall not be effective unless and until: (i) all Rent then owing by Tenant has been paid and (ii) Landlord has been delivered a fully executed and acknowledged counterpart of the instrument evidencing such acquisition which contains an express assumption by New Tenant of this Lease and of all the obligations hereunder on the part of Tenant to be kept, observed or performed after the effective date of such acquisition and which sets forth the mailing address of the New Tenant for purposes of this Lease. If, within thirty (30) days after New Tenant acquires Tenant's interest in this Lease, New Tenant requests, by giving written notice to Landlord, that Landlord enter into a new lease with New Tenant, then Landlord, within thirty
(30) days after such notice is given, shall execute a new lease with New Tenant for the unexpired balance of the Term and on the same terms and conditions set forth in this Lease; provided, however, Landlord shall not have any obligation to execute such new lease with New Tenant unless and until such New Tenant satisfies each of the following conditions:

            (a) any uncured Event of Tenant Default is cured;

            (b) New Tenant delivers evidence reasonably satisfactory to Landlord that such person or entity claiming to be a New Tenant is, in fact, a New Tenant and is entitled to obtain a new lease from Landlord pursuant to the provisions of this Section 10.4; and

            (c) New Tenant (i) represents and warrants to Landlord that it is entitled to obtain a new lease from Landlord pursuant to the provisions of this Section 10.4 and (ii) agrees to indemnify and hold Landlord harmless from any claim, loss, cost, damage or expense (including court costs and reasonable attorney's fees) arising out of any failure of such person or entity actually being a New Tenant hereunder or any failure of such New Tenant actually being entitled to obtain a new lease from Landlord.

New Tenant shall reimburse Landlord for all out-of-pocket expenses incurred by Landlord (including reasonable attorney's fees) in entering into a new lease with New Tenant pursuant to the provisions of this Section 10.4. Should Landlord fail to perform its obligations under this Section 10.4 as herein provided, Tenant shall have the rights set forth in Section 10.7 hereof.

      Section 10.5 Further Assurances; Estoppel Certificate. Landlord shall execute any further documents which may be reasonably required by Tenant, any New Tenant or any Mortgagee at any time and from time to time to effectuate the intent and purposes of this Article 10. In that connection, Landlord shall execute and deliver to Tenant or any person or entity designated by Tenant, including without limitation a Mortgagee, from time to time and at such time or times as Tenant may request in writing, within thirty (30) days after receipt of such written request, an estoppel certificate stating:

            (a) whether or not this Lease is in full force and effect;

            (b) whether or not this Lease has been modified or amended in any respect, and submitting copies of such modifications or amendments, if any;

            (c) to best knowledge and belief of Landlord, whether or not there are any existing defaults under this Lease and specifying the nature of such defaults, if any;

            (d) to best knowledge and belief of Landlord, whether or not any particular provision of this Lease has been complied with;

            (e) Landlord's current address for the purpose of giving notice to Landlord; and

            (f) such other information that may be reasonably requested.

Should Landlord fail to perform its obligations under this Section 10.5 as herein provided, Tenant shall have the rights set forth in Section 10.7 hereof. Tenant shall reimburse Landlord for all out-of-pocket expenses incurred by Landlord (including reasonable attorney's fees) in performing its obligations under this Section 10.5.

      Section 10.6 Granting of Easements. Landlord acknowledges that easements over, along and across the Amphitheater Tract will be required from time to time in connection with Tenant's use and occupancy of the Premises. Landlord shall join with Tenant in the granting of any such easements for the purposes of furnishing utilities or providing for ingress and egress to the Amphitheater Tract and any improvements or parts thereof located thereon as Tenant may desire and are prudent and consistent with the reasonable ownership, development and operation of the Amphitheater taking into account Landlord's reversionary interest in the Amphitheater Tract. Tenant shall reimburse Landlord for all out-of-pocket expenses incurred by Landlord (including reasonable attorney's fees) in performing its obligations under this Section 10.6. Any controversy between Landlord and Tenant arising out of the provisions of this Section 10.6 shall be resolved by the dispute resolution provisions contained in Section
15.13 hereof.

      Section 10.7 Tenant's Remedies. If Landlord fails to timely execute any document or instrument required to be executed by Landlord pursuant to any of the provisions of this Article 10, and such failure continues for sixty (60) days after Tenant or the Mortgagee entitled to a new lease pursuant to the provisions of Section 10.8, whichever is applicable, gives Landlord written notice thereof, then Tenant or such Mortgagee, whichever is applicable, in addition to all other rights and remedies available to it at law or in equity, may withhold all payments of Rent hereunder until such time as Landlord complies with such requirement. Upon Landlord complying with any such requirement, all payments of Rent which have been withheld by Tenant as authorized by the provisions of the immediately preceding sentence shall be due and payable to Landlord, without interest. Any such withholding by Tenant or such Mortgagee shall not be an Event of Tenant Default under this Lease.

      Section 10.8 Mortgagee's Right to a New Lease. Upon termination of Tenant's right to possession of the Premises or upon termination of this Lease pursuant to an exercise of Landlord's remedies following the occurrence of an Event of Tenant Default or upon termination of this Lease for any other reason, any Mortgagee who was holding a Mortgage immediately prior to any such termination shall have the right to receive from Landlord a new lease of the Premises for the unexpired balance of the Term (assuming for purposes of this Section 10.8 that this Lease has not been terminated and Tenant's right to possession has not been terminated) on the same terms and conditions set forth in this Lease by giving Landlord written notice ("New Lease Notice") thereof within thirty (30) days after the date of any such termination; provided, however, Landlord shall not have any obligation to execute such new lease with Mortgagee unless such Mortgagee satisfies conditions within thirty (30) days after Mortgagee gives Landlord the New Lease Notice:

            (a) Any uncured Event of Tenant Default which can be cured by the payment of money is cured. All income collected or received by or for the account of Landlord from the Premises subsequent to the date of termination of this Lease or termination of Tenant's right to possession of the Premises, less all reasonable expenses incurred by Landlord in managing and operating the Premises, shall be applied against Rent which would at the time of the execution and delivery of such new lease be due under this Lease but for such termination of this Lease or termination of Tenant's right to possession of the Premises.

            (b) Such Mortgagee delivers evidence reasonably satisfactory to Landlord that such person or entity claiming to be a Mortgagee is, in fact, a Mortgagee and is entitled to obtain a new lease of the Premises from Landlord pursuant to the provisions of this Section 10.8.

            (c) Such Mortgagee (i) represents and warrants to Landlord that it is a Mortgagee and is entitled to obtain a new lease of the Premises from Landlord pursuant to the provisions of this Section 10.8 and (ii) agrees to indemnify and hold Landlord harmless from any claim, loss, cost, damage or expense (including court costs and reasonable attorney's fees) arising out of any failure of such person or entity actually being a Mortgagee hereunder or any failure of such Mortgagee actually being entitled to obtain a new lease of the Premises from Landlord.

Landlord shall enter into such new lease of the Premises with such Mortgagee within sixty (60) days after Mortgagee gives Landlord the New Lease Notice. If Landlord enters into such new lease with such Mortgagee as a result of Tenant's right to possession of the Premises being terminated, then upon the execution and delivery of such new lease, this Lease shall terminate and be of no further force and effect if more than one Mortgagee makes written request upon Landlord in accordance with the provisions of this Section 10.8, such new lease shall be delivered pursuant to the request of the Mortgagee whose Mortgage is prior in lien. The Mortgagee who obtains the new lease shall reimburse Landlord for all out-of-pocket expenses incurred by Landlord (including reasonable attorney's fees) in performing their obligations under this Section 10.8. Should Landlord fail to perform its obligations under this Section 10.8 as herein provided, Mortgagee shall have the rights set forth in Section 10.7 hereof. Any new lease of the Premises created pursuant to the rights contained in this Section 10.8 shall be of equal priority to this Lease and shall in all events be prior and superior to any lease, lien or other encumbrance created after the date hereof. The provisions of this Section 10.8 shall survive the termination of this Lease.

      Section 10.9 Concurrent Exercise of Rights. Tenant, each Mortgagee and each New Tenant may exercise any and all of its rights under this Article 10 concurrently (including the affixation of two (2) or more Mortgages concurrently), at any time or times, and from time to time during the Term, so often and as many times as they may desire.

      Section 10.10 No Modification of Lease. Landlord and Tenant covenant and agree (for the benefit of any and all Mortgagees which are entitled to copies of notices pursuant to Section 10.2 hereof) that this Lease will not be modified, altered or amended in any way, nor will Landlord accept a voluntary surrender of the Premises, without the prior written consent of any such Mortgagees.

                                   ARTICLE 11

              LANDLORD'S REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 11.1 Peaceful Possession. Landlord covenants and warrants that Tenant shall and may peaceably and quietly have, hold, occupy, use and enjoy, and shall have the use and enjoyment of, all of the Premises during the entire Term; and Landlord and its successors and assigns agree to WARRANT AND FOREVER DEFEND the title to the Premises, subject to the Permitted Encumbrances and subject to and upon the covenants, agreements, terms, provisions and imitations herein set forth, unto Tenant and its successors and assigns against the claims of any and all persons whomsoever lawfully claiming or to claim the same or any part thereof.

      Section 11.2 Organization. Landlord hereby represents and warrants to Tenant that it is a non-profit corporation duly organized under the laws of the State of Florida, that it has full power and authority to enter into this Lease and to engage in the transaction contemplated hereby, and that the joinder, consent or approval of no other person or entity is required to properly consummate the transactions herein contemplated.

      Section 11.3 Binding Obligation. Landlord hereby represents and warrants that this Lease is a valid obligation of Landlord and is binding upon Landlord in accordance with the terms hereof.

      Section 11.4 Mortgage of Fee Estate. Landlord hereby represents and warrants to Tenant that there are no mortgages or liens affecting Landlord's fee simple estate in and to the Amphitheater Tract or Landlord Land other than the mortgage in favor of First Union National Bank of Florida. Landlord shall have the right to subsequently encumber its fee simple estate in and to the Landlord Land after the date hereof, so long as the liens and security interests created thereby remain in all respects subordinate to this Lease.

      Section 11.5 Hazardous Substances. Landlord hereby represents, warrants and covenants unto Tenant as follows:

            (a) The Entire Tract is not currently in violation of or subject to any investigation by any Governmental Authority under any applicable laws, rules or regulations pertaining to health or environment.

            (b) No Hazardous Substances have been disposed of or otherwise released on, to or under the Landlord Land.

            (c) Landlord shall not cause or permit subsequent to the execution of this Lease any Hazardous Substance to be disposed of or otherwise released on, to or under the Entire Tract.

            (d) No portion of the Entire Tract has ever been used as a landfill, dump, site for injection wells or cemetery, and Landlord shall not use or permit any portion of the Entire Tract to be used for any such purpose subsequent to the execution of this Lease.

      Section 11.6 Indemnification. Landlord will reimburse, indemnify and hold Tenant and each of its agents, employees, partners, attorneys, contractors, concessionaires, subtenants and other persons claiming under Tenant harmless from and against:

            (a) any all damages, losses, deficiencies, liabilities, costs and expenses resulting from, relating to or arising out any false or misleading representation contained in this Article 11 or the breach of any covenant or obligation of Landlord contained in this Article 11; and

            (b) any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable attorneys' fees) incident to any of the indemnified claims referred to in clause (a) above or to the enforcement of the provisions of this Section 11.6.

                                   ARTICLE 12

               TENANT'S REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 12.1 Organization. Tenant hereby represents and warrants to Landlord that it is a general partnership duly organized under the laws of the State of Delaware, that it has full power and authority to enter into this Lease and to engage in the transactions contemplated hereby, and that the joinder, consent or approval of no other person or entity is required properly consummate the transactions herein contemplated.

      Section 12.2 Binding Obligation. Tenant hereby represents and warrants that this Lease is a valid obligation of Tenant and is binding upon Tenant in accordance with the terms hereof.

      Section 12.3 Hazardous Substances. Tenant shall not cause or permit, at any time during the Term of this Lease, any Hazardous Substances to be disposed of or otherwise released on, to or under the Entire Tract. Tenant agrees to indemnify, defend and hold harmless Landlord and each of its agents, employees, officers, partners, attorneys, contractors, concessionaires, subtenants and other persons claiming under Landlord of and from all fines, suits, claims, demands, losses and actions (including any and all attorneys' fees) arising out of or otherwise relating to any condition or circumstance which would not otherwise exist but for the failure of Tenant to fulfill its covenant contained in this Section 12.3.

      Section 12.4 Waste. Tenant shall not commit or permit waste of the Amphitheater and must, subject to the provisions of Section 14.1 hereof, return it to Landlord upon expiration of the Term in the same condition as it was in at the time the Amphitheater was newly constructed (subject to any changes, alterations or additions made during the Term in accordance with the provisions hereof), ordinary wear and tear excepted.

      Section 12.5 Security. During the Term of this Lease, for each Tenant Event, Tenant shall provide security at the Amphitheater and Parking Tract in accordance with Industry Standards and the standards utilized at the Previous Amphitheaters. Notwithstanding the foregoing, Tenant shall not be responsible for providing security with respect to (i) the Fairground Tract, at any time, or
(ii) the Parking Tract at any time other than during Show Hours on the day of a Tenant Event.

      Section 12.6 Indemnification. Tenant will reimburse, indemnify and hold Landlord and each of its agents, employees, partners, attorneys, contractors, concessionaires, subtenants and other persons claiming under Landlord harmless from and against:

            (a) Any and all damages, losses, deficiencies, liabilities, costs and expenses resulting from, relating to or arising out of any false or misleading representation contained in this Article 12 or the breach of any covenant or obligation of Tenant contained in this Article 12; and

            (b) Any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable attorneys' fees) incident to any of the indemnified claims referred to in clause (a) above or to the enforcement of the provisions of this Section 12.6.

                                   ARTICLE 13

                              DEFAULT AND REMEDIES

      Section 13.1 Event of Tenant Default. An "Event of Tenant Default" for purposes of this Lease shall be deemed to have occurred hereunder if (i) any installment of Rent payable to Landlord or any third party under this Lease remains unpaid on the date upon which the same is due to be paid and continues to be unpaid for thirty (30) days after Tenant and each Mortgagee which has given Landlord the notice referred to in Section 10.2 hereof have been given a written notice specifying that such installment remains unpaid, (ii) Tenant fails to present a concert, performance or other entertainment event at the Amphitheater for three (3) consecutive months during any Amphitheater Season and continues to fail to present a concert, performance or other entertainment event in the Amphitheater for thirty (30) days after Tenant and each Mortgagee which has given Landlord the notice referred to in Section 10.2 hereof have been given a written notice specifying that Tenant has so failed to present a concert, performance or other entertainment event in the Amphitheater for three (3) consecutive months during an Amphitheater Season or (iii) Tenant becomes insolvent.

      Section 13.2 Landlord Remedies. If an Event of Tenant Default occurs, then Landlord, at any time thereafter prior to the curing thereof shall have, as its sole and exclusive remedy, the right to do any one or more of the following:

            (a) Landlord may terminate this Lease by giving Tenant (and each Mortgagee which has given Landlord the notice referred to in Section 10.2 hereof) written notice thereof, in which event this Lease and the leasehold estate hereby created and all interest of Tenant and all parties claiming by, through, or under Tenant shall automatically terminate upon the effective date of such notice with the same force and effect and to the same extent as if the effective date of such notice were the day originally fixed in Article 3 hereof for the expiration of the Term;

            (b) Landlord and its agents or representatives shall have the right, after giving Tenant (and each Mortgagee which has given Landlord the notice referred to in Section 10.2 hereof) fifteen (15) days prior written notice, to reenter and take possession of the Premises and remove all persons and property therefrom; and

            (c) Landlord may file such lawsuits against Tenant in any court of competent jurisdiction as may be necessary to obtain a judgment against Tenant for payment of any unpaid Rent through the date of termination hereof and for payment of all costs and expenses (including reasonable attorneys' fees) expended or incurred by Landlord in connection with exercising its remedies hereunder.

      Section 13.3 Tenant's Failure to Perform Non-Rent Obligations. If any of the Non-Rent Obligations of Tenant are not performed and discharged as and when called for, and (a) the failure, refusal or neglect to perform and discharge such Non-Rent Obligation continues for a period of thirty (30) days after Tenant and each Mortgagee which has given Landlord the notice referred to in
Section 10.2 hereof have been given notice thereof or (b) if by reason of the nature of such Non-Rent Obligation the same cannot be remedied within thirty
(30) days, (i) performance and discharge of such Non-Rent Obligation is not commenced within such thirty (30) day period, (ii) the performance and discharge of such Non-Rent Obligation is not diligently and continuously prosecuted or
(iii) such Non-Rent Obligation is not fully performed and discharged within ninety (90) days after Tenant and each Mortgagee which has given Landlord the notice referred to in Section 10.2 hereof have been given notice thereof, then a "Non-Rent Event of Default" shall be deemed to have occurred for all purposes of this Lease. Upon the occurrence of a Non-Rent Event of Default, Landlord shall have, as its sole and exclusive remedy, the right to do any one or more of the following:

            (a) File such lawsuits against Tenant as may be necessary to pursue Landlord's rights and remedies provided by law or in equity against Tenant for damages or mandamus and claims for damages by reason of the existence of such Non-Rent Event of Default;

            (b) Perform the Non-Rent Obligations of Tenant which gave rise to the existence of such Non-Rent Event of Default, in which event Tenant shall be obligated to reimburse to Landlord all expenses incurred by Landlord as the result of Landlord's performance of the Non-Rent Obligations of Tenant together with interest thereon at the Permitted Rate from the date of expenditure; and

            (c) Attempt to enforce the Non-Rent Obligations of Tenant under this Lease by an action for specific performance;

provided, however, in no event shall Landlord have, and Landlord hereby specifically waives, the right to terminate or seek termination of this Lease and the right to terminate or seek termination of Tenant's right to possession of the Premises upon the occurrence of a Non-Rent Event of Default, it being specifically agreed and acknowledged that Landlord may only terminate this Lease pursuant to the right created in Section 13.2(a) following the occurrence of an Event of Tenant Default.

      Section 13.4 Event of Landlord Default. If any of the obligations of Landlord under this Lease is not performed and discharged as and when called for and (a) the failure, refusal or neglect to perform and discharge such obligation continues for a period of thirty (30) days after Landlord has been given notice thereof or (ii) if by reason of the nature of such obligation the same cannot be remedied within thirty (30) days, (i) performance and discharge of such obligation is not commenced within such thirty (30) day period, (ii) the performance and discharge of such obligation is not diligently and continuously prosecuted or (iii) such obligation is not fully performed and discharged within ninety (90) days after Landlord has been given notice thereof, then an "Event of Landlord Default" shall be deemed to have occurred for all purposes of this Lease.

      Section 13.5 Tenant's Remedies. If an Event of Landlord Default occurs, then Tenant, at any time thereafter prior to the curing thereof shall have, as its sole and exclusive remedy, the right to do any one or more of the following:

            (a) terminate this Lease by providing written notice thereof to Landlord, in which event Tenant shall surrender possession of the Premises to Landlord and all of Tenant's obligations under this Lease, including the obligation to pay Rent, shall immediately terminate;

            (b) file such lawsuits against Landlord as may be necessary to pursue Tenant's rights and remedies provided by law or in equity against Landlord for damages or mandamus, and claims for reliance damages, such as lost revenues, by reason of the existence of such Event of Landlord Default and recovery of any unamortized portion of the Rights Fee;

            (c) perform the obligations of Landlord which gave rise to the existence of such Event of Landlord Default, in which event Landlord shall be obligated to reimburse to Tenant all expenses incurred by Tenant as the result of Tenant's performance of the obligations of Landlord together with interest thereon at the Permitted Rate from the date of expenditure; and

            (d) attempt to enforce the obligations of Landlord under this Lease by an action for a specific performance.

All of Tenant's rights and remedies listed above may be exercised concurrently or consecutively at Tenant's option. Tenant shall have the express right to offset against future Rent due to Landlord for recovery of any amounts expended by Tenant pursuant to clause (c) above.

                                   ARTICLE 14

                            CASUALTY AND CONDEMNATION

      Section 14.1 Casualty and Reconstruction. Should the Amphitheater be wholly or partially destroyed or damaged by fire or any other casualty, Tenant shall promptly repair, replace, restore and reconstruct the same in substantially the form in which it existed prior to such casualty, with at least as good workmanship and quality as the improvements being repaired or replaced; provided, however, Tenant's obligation under this Section 14.1 shall be limited to the extent of insurance proceeds that are available to Tenant (or would considered as vacant and unimproved and not subject to the provisions of this Lease.

                  (3) "Landlord Fraction" - A fraction, the numerator of which is the Condemned Land Value and the denominator of which is the sum of the Condemned Land Value and the Condemned Improvement Value.

            (b) All awards resulting from any taking as set forth in Section
      14.2 hereof shall be distributed as follows:

                  (1) First, to Landlord, an amount of money equal to the
            product of the total award resulting from such taking times Landlord Fraction relating to, and determined as of the date of, such taking.

                  (2) Second, the balance shall be distributed as follows:

                        (i) If the date of such taking is during the initial
                  Term, then one hundred percent (100%) of such balance shall be distributed to Tenant;

                        (ii) If the date of such taking is during the first
                  Renewal Term, then eighty percent (80%) of such balance shall be distributed to Tenant and twenty percent (20%) thereof to Landlord;

                        (iii) If the date of such taking is during the second
                  Renewal Term, then sixty percent (60%) of such balance shall be distributed to Tenant and forty percent (40%) thereof to Landlord;

                        (iv) If the date of such taking is during the third
                  Renewal Term, then forty percent (40%) of such balance shall be distributed to Tenant and sixty percent (60%) thereof to Landlord; or

                        (v) If the date of such taking is during the fourth
                  Renewal Term, then twenty percent (20%) of such balance shall be distributed to Tenant and eighty percent (80%) thereof to Landlord.

            (c) The terms and provisions of this Section 14.3 shall survive the termination of this Lease.

      Section 14.4 Temporary Taking. If the whole or any portion of the Premises shall be taken for temporary use or occupancy, the Term shall not be reduced or affected and Tenant shall continue to pay the Rent in full. Except to the extent Tenant is prevented from so doing pursuant to the terms of the order of the condemning authority, Tenant shall continue to perform and observe all of the other covenants, agreements, terms, and provisions of this Lease. In the event of any temporary taking, Tenant shall be entitled to receive the entire amount of any award therefor unless the period of temporary use or occupancy shall extend beyond the expiration of the Term, in which case such award, after payment to Landlord therefrom for the estimated cost of restoration of the Premises to the extent that any such award is intended to compensate for damage to the Premises, shall be apportioned between Tenant and Landlord as of the day of expiration of the Term in the same ratio that the part of the entire period for such compensation is made failing before the day of expiration and that part falling after, bear to such entire period.

      Section 14.5 No Waiver. Nothing contained herein shall be construed as a waiver by Tenant of any claim which it may have against the condemnor for taking all or any part of the Premises, and Tenant shall have the right to appear and file its claim for damages in any such condemnation proceedings, to participate in any and all hearings, trials and appeals thereon, to be represented by counsel of its choice therein, and to receive the share of any such awards so adjudicated to be due it.

                                   ARTICLE 15

                                  MISCELLANEOUS

      Section 15.1 Notices. Any notice provided for or permitted to be given hereunder must be in writing and shall be deemed to have been duly given if delivered personally with receipt acknowledged or sent by registered or certified mail or equivalent, if available, return receipt requested, or by facsimile, telex or cablegram (which shall be confirmed by a writing sent by registered or certified mail or equivalent on the same day that such facsimile, telex or cablegram is sent), or by recognized overnight courier for next day delivery, addressed or sent to the parties at the following addresses and facsimile numbers or to such other or additional addresses or facsimile number as any party shall hereafter specify by written notice to the other parties:

            Landlord:         South Florida Fair and
                              Palm Beach County Expositions, Inc.
                              9067 Southern Boulevard
                              P.O. Box 15915
                              West Palm Beach, Florida 33416
                              FACSIMILE: (407) 790-5210

            With a copy to:   Mr. John Fenn Foster
                              Foster, Foster & Heffling, Professional
                                Association
                              1897 Palm Beach Lakes Boulevard
                              Crossroads, Suite 219
                              West Palm Beach, Florida 33409
                              FACSIMILE: (407) 478-0224

            Tenant:           Pavilion Partners
                              c/o SM/PACE, Inc.
                              515 Post Oak Boulevard
                              Suite 300
                              Houston, Texas 77027
                              ATTN: Mr. Jeffry B. Lewis
                              FACSIMILE: (713) 963-0617

All notices shall be deemed effective when received or, if rejected, on the date of rejection thereof.

      Section 15.2 Modifications and Non-Waiver. No variations, modifications, or changes herein or hereof shall be binding upon any party hereto unless set forth in a writing executed by it or by a duly authorized officer or agent. No waiver by either party of any breach or default of any term, condition, or provision hereof, including without limitation the acceptance by Landlord of any Rent at any time or in any manner other than as herein provided, shall be deemed a waiver of any other or subsequent breaches or defaults of any kind, character, or description under any circumstance. No waiver of any breach or default of any term, condition, or provision hereof shall be implied from any action of any party, and any such waiver, to be effective, shall be set out in a written instrument signed by the waiving party.

      Section 15.3 Florida Law. This Lease shall be construed and enforced in accordance with the laws of the State of Florida.

      Section 15.4 Unavoidable Delay. If either party to this Lease shall be delayed or prevented from the performance of any act required by this Agreement by reason of any Unavoidable Delay, performance of such act shall be excused for the period of such Unavoidable Delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such Unavoidable Delay; provided, however, nothing in this section shall excuse Tenant from the prompt payment of any Rent payable pursuant to the provisions of this Lease.

      Section 15.5 Severability. If any provision of this Lease or the application thereof shall, at any time or to any extent, be invalid or unenforceable, and the basis of the bargain between the parties hereto is not destroyed or rendered ineffective thereby, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

      Section 15.6 Attorneys Fees. If litigation is ever instituted by either party hereto to enforce, or to seek damages for the breach of, any provision hereof, the prevailing party therein shall be promptly reimbursed by the other party for all attorneys' fees reasonably incurred by the prevailing party.

      Section 15.7 Surrender of Premises; Holding Over. Upon termination or the expiration of this Lease, Tenant shall peaceably quit, deliver up, and surrender the Premises to Landlord free of all claims and encumbrances other than the Permitted Encumbrances. Upon such termination or expiration, Landlord may, without further notice, enter upon, reenter, possess, and repossess itself of the Premises by force, summary proceedings, ejectment, or otherwise, and may dispossess and remove Tenant from the Premises and may have, hold, and enjoy the Premises and all rental and other income therefrom, free of any claim by Tenant with respect thereto. If Tenant does not surrender possession of the Premises at the end of the Term, such action shall not extend the Term, Tenant shall be a tenant at sufferance, and during such time of occupancy Tenant shall pay to Landlord, as damages, an amount equal to one hundred fifty percent (150%) of the amount of Rent that was being paid immediately prior to the end of the Term. Landlord shall not be deemed to have accepted a surrender of the Premises by Tenant, or to have extended the Term, other than by execution of a written agreement specifically so stating.

      Section 15.8 Relation of Parties. It is the intention of the parties to hereby create the relationship of landlord and tenant, and no other relationship whatsoever is hereby created. Nothing in this Lease shall be construed to make the parties hereto partners or joint venturers or to render either party hereto liable for any obligation of the other.

      Section 15.9 Non-Merger. Notwithstanding the fact that fee title in the tracts or parcels of land described in Article I hereof and the leasehold estate hereby created may, at any time, be held by the same party, there shall be no merger of the leasehold estate hereby created unless the owner thereof executes and files for record in the Office of the County Clerk of Palm Beach County, Florida a document expressly providing for the merger of such estates.

      Section 15.10 Entireties. This Lease constitutes the entire agreement of the parties hereto with respect to its subject matter, and all prior agreements with respect thereto are merged herein.

      Section 15.11 Successors and Assigns. This Lease shall constitute a real right and covenant running with the Premises, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Whenever a reference is made herein to either party, such reference shall include the party's heirs, legal representatives, successors and assigns.

      Section 15.12 Memorandum of Lease Agreement. Concurrently with the execution of this Lease, at the ejection of Tenant or at such later time as Tenant may request, Landlord shall execute and deliver to Tenant, for recording in the Real Property Records of Palm Beach County, Florida, a Memorandum of this Lease in such form and containing such provisions (not inconsistent with this Lease) as Tenant may specify. Such Memorandum shall include a legal description intended to describe the Amphitheater

Tract, the Parking Tract and the Landlord Land. If such Memorandum is recorded pursuant to the foregoing provisions, and if for any reason Tenant's rights and obligations under this Lease are terminated, then Tenant shall execute such documents (including recordable documents) as may be reasonably requested by Landlord for purposes of establishing that this Lease is no longer of any force or effect.

      Section 15.13 Arbitration. This Section shall only apply where express provision is made in this Lease for resolution of a dispute pursuant to this
Section 15.13. If a party desires to submit a dispute or matter to arbitration, such party shall so notify the other party and in such notice shall designate the first arbitrator. Within ten (10) days after the giving of such notice, the other party shall designate, in a written notice, the second arbitrator. If the party entitled to do so fails to timely designate the second arbitrator, then the first arbitrator shall proceed to determine the matter or dispute. If a second arbitrator is designated the arbitrators shall meet within ten (10) days after the designation of the second arbitrator, and if within thirty (30) days thereafter they have not agreed upon the matter in issue, they shall appoint a third arbitrator; if the two arbitrators are unable to agree upon a third arbitrator within ten (10) days after the expiration of the aforesaid thirty
(30) day time period, a third arbitrator shall be selected by Landlord and Tenant if they can agree thereon within a further period of fifteen (15) days. If the parties do not so agree, then either party on behalf of both may request such appointment by the American Arbitration Association in accordance with its Commercial Arbitration Rules. A decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the appointment of the third arbitrator. A decision in which any two arbitrators shall have concurred shall be binding and conclusive on the parties hereto, or if no two arbitrators concur, then the average of the two closest mathematical determinations shall constitute the decision of all three arbitrators and shall be similarly binding and conclusive, as to matters which are subject to mathematical resolution. If any arbitrator shall fail, refuse, or become unable to act, a new arbitrator shall be appointed in his place following the same method as was originally followed with respect to the arbitrator to be replaced. Landlord and Tenant shall pay the fees and expenses of the arbitrator appointed by them, and the fees and expenses of the third arbitrator and all other expenses of arbitration shall be borne equally by the parties. All hearings and proceedings held and all investigations and actions taken by the arbitrators shall take place in Miami, Florida. Any arbitrator designated to serve in accordance with the provision of this Section 15.13 shall be a land planning consultant, architect, engineer, real estate attorney or real estate appraiser.

      Section 15.14 Brokerage Indemnity. Landlord hereby agrees to indemnify and hold harmless Tenant, and Tenant hereby agrees to indemnify and hold harmless Landlord, against and in respect of any claims for brokerage, commission, finder's or other fees relative to this Lease and the transactions set forth herein based in any way on agreements, arrangements or understandings made by the indemnifying party with any other party or parties.

      Section 15.15 Liability of Tenant. Notwithstanding any other provision of this Lease, without regard to the number of persons or entities which may constitute Tenant at any time, the obligations of all such persons or entities are and shall be joint and several.

      Section 15.16 Landlord's Failure to Present Fair. If Landlord fails to satisfy the Fair Requirement during any Lease Year, then, notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, privilege, license and authority, but not the obligation, to hold, conduct and present, on the Entire Tract during the next succeeding Lease Year, a fair or such other activities as may be necessary to satisfy the Fair Requirement.

      Section 15.17 Restrictions on Public Announcements. Neither Landlord nor Tenant shall, at any time prior to the Commencement Date, make any public announcement, press release or other intentional announcement to third parties concerning the execution or existence of this Lease.

      Section 15.18 Board Approval. This Lease, and the parties' obligations hereunder, are expressly conditioned upon the occurrence of (i) Tenant's Executive Committee authorizing and approving the transaction contemplated hereby upon the terms, conditions and provisions contained herein and (ii) Landlord's Board of Trustees authorizing and approving the transaction contemplated hereby upon the terms, conditions and provisions contained herein. Neither Tenant's Executive Committee nor Landlord's Board of Trustees shall be under any duty, responsibility or obligation, express or implied, to approve or authorize the transaction contemplated hereby, it being understood, agreed and acknowledged that either Tenant's Executive Committee or Landlord's Board of Trustees may refuse or decline to approve the transaction contemplated by this Lease for any reason whatsoever, reasonable or unreasonable. Landlord and Tenant each hereby specify, agree and acknowledge that, if a first Amendment to Lease in substantially the same form as Exhibit "D" attached hereto has not been executed and entered into by and between Landlord and Tenant on or before the close of business on January 31, 1995, then this Lease shall be deemed to have been terminated, canceled and voided ab initio with no further action required by any party hereto in the same manner, and to the same extent, as if this Lease had never been executed and entered into by and between the parties hereto.

      Section 15.19 Cooperation on Sponsorships. Landlord and Tenant each agree to be mutually respectful of the sponsorship arrangements made by the other in connection with the Fair Operations conducted by Landlord on the Fairground Tract and the business operations to be conducted by Tenant on the Amphitheater Tract. In this regard, (i) Landlord covenants and agrees with Tenant that it shall not place a sponsor's sign on the Landlord Land in a manner which could be visible to Patrons of the Amphitheater while seated in the Amphitheater and (ii) Tenant covenants and agrees with

Landlord that it shall not place a sponsor's sign on the Amphitheater Tract in a manner which would be visible to a Patron of the Fair Operations while on the Fairground Tract.

      Section 15.20 Counterparts. This Lease may be executed in multiple counterparts, each of which shall be deemed an original of one and the same instrument.

      Section 15.21 Time of the Essence. For purposes of this Lease, time shall be deemed to be of the essence.

      Section 15.22 Name of Amphitheater. The name of the Amphitheater shall be Blockbuster Sony Music Center at the South Florida Fairgrounds. Any subsequent change in the name of the Amphitheater must be approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed.

      Section 15.23 Signage. All signs to be placed on the Amphitheater Tract by Tenant which are visible from other portions of the Entire Tract must be uniform in design, compatible with the aesthetic design of the Amphitheater and not placed in a manner to block existing signs on other portions of the Entire Tract. Any signs to be placed on the Amphitheater Tract which are visible from other portions of the Entire Tract which do not meet the standards contained in the immediately preceding sentence, must be approved by Landlord, such approval not to be unreasonably withheld, delayed or conditioned.

      Section 15.24 Box Seats and Tickets for the Landlord. During the Term, (i) Tenant shall provide to Landlord, at no cost or expense to Landlord, a four-seat reserved box in the covered portion of the Amphitheater; provided, however, if a six-seat box is available, then Tenant shall provide such six-seat box to Landlord in lieu of the four-seat box referred to herein and (ii) Landlord shall have the right to purchase up to twenty (20) of the best available reserved seats (excluding the first 15 rows and any other "specially priced" reserved seating areas) at face value for each Tenant Event. Any tickets purchased by Landlord from Tenant pursuant to the provisions of clause (ii) of the immediately preceding sentence may not be resold for amounts in excess of the face value thereof.

      Section 15.25 Monetary Obligations. Any sums payable by one party to the other pursuant to the provisions of this Lease which are not required to be paid by a time certain shall be due and payable within thirty (30) days after written demand is made by the obligee to the obligor.

      EXECUTED as of the date and year first above written.


                                        SOUTH FLORIDA FAIR AND PALM BEACH
                                        COUNTY EXPOSITIONS, INC., a Florida
                                        not-for-profit corporation

                                        By:  /s/ Raymond C. Tylander
                                             -----------------------------------
                                             Name:  Raymond C. Tylander
                                                    ----------------------------
                                             Title: President
                                                    ----------------------------

                                                                      "LANDLORD"

                                        PAVILION PARTNERS, a Delaware general
                                        partnership

                                        By:  SM/PACE, Inc., its general partner


                                             By:  /s/ Brian E. Becker
                                                  ------------------------------
                                                  Name:  Brian E. Becker
                                                         -----------------------
                                                  Title: Chief Executive Officer
                                                         -----------------------

                                                                        "TENANT"


THE STATE OF FLORIDA     )
                         )
COUNTY OF PALM BEACH     )


      This instrument was acknowledged before me on the 5th day of January, 1995, by Raymond C. Tylander, President of SOUTH FLORIDA FAIR AND PALM BEACH COUNTY EXPOSITIONS, INC., a Florida not-for-profit corporation, on behalf of said corporation.

                                        /s/ John Fenn Foster
                                        -----------------------------------
                                        NOTARY PUBLIC
                                        FOR AND IN THE STATE OF FLORIDA

                                        [SEAL]    JOHN FENN FOSTER
                                                  MY COMMISSION #195988
                                                  EXPIRES
                                                  April 22, 1996
                                                  BONDED THRU TROY FAIN
                                                  INSURANCE, INC.

THE STATE OF TEXAS       )
                         )
COUNTY OF HARRIS         )

      This instrument was acknowledged before me on the 4th day of January, 1995, by Brian E. Becker, CEO of SM/PACE, INC., a Texas corporation, in its capacity as a general partner of PAVILION PARTNERS, a Delaware partnership, on behalf of said partnership.


                                        /s/ J. Kathleen Quigley
                                        -----------------------------------
                                        NOTARY PUBLIC
                                        FOR AND IN THE STATE OF TEXAS

                                        [SEAL]    J. KATHLEEN QUIGLEY
                                                  MY COMMISSION EXPIRES
                                                  August 15, 1997

                                  Exhibit "A-1"
                        Legal Description of Entire Tract

DESCRIPTION

A parcel of land lying in Blocks 7 and 8, Pale Beach Farms Company Plat No. 3, recorded in Plat Book 2, Pages 45 through 54, Public Records of Palm Beach County, Florida, described as follows:

Commencing at the Northeast Corner of Tract 17 said Block 7, run thence South 89-05-43 West along the North line of said Tract 17, a distance of 40.00 feet to a point on a line 40.00 feet West of and parallel with the East line of said Tract 17; said parallel line also being the West right-of-way line of Sansbury Way as laid out and in use; thence South 00-56-58 East along said parallel line and along said West right-of-way line of Sansbury Way, a distance of 1349.75 feet to a point on the North line of Tract 29, said Block 7; thence South 89-04-30 West along said North line of Tract 29 (departing from said West right-of-way line of Sansbury Way), a distance of 950.11 feet to the Northeast corner of Tract 30, said Block 7; thence South 00-57-57 East along the East line of said Tract 30 and the East lines of Tracts 31 and 42 said Block 7, a distance of 1583.14 feet to a point on the North right-of-way line of Southern Boulevard (State Road 80) as same is shown on the Florida Department of Transportation Right-of-Way Map Section Number 9312-108, dated January 1952; thence North 88-31-05 West along said North right-of-way line, a distance of 100.09 feet to a point on a line 100.00 feet West of and parallel with said East line of Tract 42; thence North 00-57-57 West (departing from said North right-of-way line of Southern Boulevard), a distance of 378.81 feet to a point on a line 120.00 feet North of and parallel with North line of said Tract 31; thence South 89-03-16 West along said parallel line, a distance of 864.77 feet to a point on a line
25.00 feet East of and parallel with the West line of said Tract 31; thence South 00-58-57 East along said parallel line, a distance of 342.15 feet to a point on the said North right-of-way line of Southern Boulevard; thence North 88-31-05 West along said North right-of-way line, a distance of 301.18 feet to a point on the East right-of-way line of Fairgrounds Road as same is described in Official Record Book 2749, Pages 1880 through 1884; thence North 44-45-17 West along said East right-of-way line of Fairgrounds Road (departing from said North right-of-way line of Southern Boulevard), a distance of 34.58 feet; thence
North 00-59-28 West continuing along said East right-of-way line of Fairgrounds Road, a distance of 886.78 feet; thence North 56-25-36 West, a distance of
221.35 feet to the Point of Curvature of a curve concave northeasterly having a radius of 341.36 feet; thence northwesterly along the arc of said curve through a central angle of 55-26-09, a distance of 330.28 feet to the Point of Tangency; thence North 00-59-27 West, a distance of 1536.80 feet; thence North 44-00-51 East, a distance of 35.36 feet to a point on the North line of Tract 7, said Block 8 said North line also being the South right-of-way line of Fairgrounds Road North as laid out and in use; thence North 89-01-09 East along said North line of Tract 7 and along said South right-of-way line of Fairgrounds Road North, a distance of 555.22 feet to the Northeast corner of said Tract 7; thence North 89-05-43 East along a westerly prolongation of the North line of Tracts
17 and 18 said Block 7 and along the said North line of Tracts 17 and 18 and continuing along the said South right-of-way line of Fairgrounds Road North, a distance of 1991.00 feet to the Point of Beginning.

Containing 122.296 acres, more or less.

                                  EXHIBIT "A-2"

                               Amphitheater Tract

A portion of Tracts 17, 18, 19 and 20, Block 7, PALM BEACH FARMS COMPANY, PLAT NO. 3, recorded in Plat Book 2, Pages 45 through 54, Public Records of Palm Beach County, Florida, being more particularly described as follow:

COMMENCING at the Northwest corner of Tract 29, Block 7, of said PALM BEACH FARMS COMPANY PLAT NO. 3, thence North 00-55-30 West, a distance of 60.00 feet to a point in a line 60.00 feet North of and parallel with the North line of said Tract 29, said point also being the POINT OF BEGINNING; thence North 00-55-30 West, a distance of 132.00 feet; thence South 89-04-30 West, a distance of
160.00 feet; thence North 20-46-09 West, a distance of 141.40 feet; thence North 00-55-30 West, a distance of 405.00 feet; thence North 89-04-30 East, a distance of 820.00 feet; thence South 46-55-30 East, a distance of 91.92 feet; thence South 00-55-30 East, a distance of 540.00 feet; thence South 44-04-30 West, a distance of 91.92 feet to a point on said line 60.00 feet North of and parallel with the North line of Tract 29; thence South 89-04-30 West, along said parallel line, a distance of 612.00 feet to the POINT OF BEGINNING.

Containing 12.812 acres, more or less.

                                  EXHIBIT "A-3"

           Plat Depicting the Amphitheater Tract and the Parking Tract


                   To be furnished pursuant to Section 5.1(c)

                                   EXHIBIT "B"

                                 PROMISSORY NOTE
                               [Credit Line Note]

$400,000.00                                                _______________, 1995

      FOR VALUE RECEIVED, SOUTH FLORIDA FAIR AND PALM BEACH COUNTY EXPOSITIONS, INC. ("Borrower"), a Florida not-for-profit corporation, PROMISES TO PAY TO THE ORDER OF PAVILION PARTNERS ("Lender"), a Delaware general partnership, in Houston, Harris County, Texas, the sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00), or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Note, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. Except for past due amounts, which shall bear interest in accordance with the provisions hereof, the principal balance of this Note shall not bear any interest.

      As used herein, the term "Maximum Rate" shall mean the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted.

      This Note is the Promissory Note referred to in and is entitled to the benefits of that certain Lease Agreement, Easement Agreement and Declaration of Restrictive Covenants (as may hereafter be amended and supplemented, the "Lease") dated January __, 1995 and entered into by and between Borrower, as Landlord, and Lender, as Tenant. Capitalized terms used herein which are not defined herein shall have the meaning assigned thereto by the provisions of the Lease.

            This Note is payable as follows:

            (a) An annual principal payment for each Lease Year shall be payable from Borrower to Lender in an amount equal to the lesser of (i) the Excess Rental Amount for such Lease Year or (ii) the then outstanding principal balance under this Note. The principal installments for each Lease Year shall be payable from Borrower to Lender on the same date that Lender's payment of Rent pursuant to Section 4.3 of the Lease for such Lease Year is payable to Borrower, and Lender shall have the specific right and authority to offset against such payment of Rent an amount equal to the required principal reduction on the Credit Line.

            (b) The entire unpaid balance of this Note shall be due and payable on the ninth (9th) anniversary of the Opening Date.

      Borrower shall have the right to freely prepay all or any portion of the principal balance hereof, without penalty or premium.

      It is agreed that time is of the essence for this agreement. Upon the occurrence of an Event of Default (as such term is hereafter defined), Lender may accelerate and declare this Note immediately due and payable without further notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time. As used above, the term "Event of Default" shall mean the occurrence of Borrower failing or refusing to pay any installment due under this Note and such failure continuing for 10 days after notice thereof is provided to Borrower.

      If Borrower fails to make any payment as herein provided, either of principal or interest, or if this Note is declared due and payable, then interest shall accrue on all past due amounts at the rate ("Default Rate") equal to the lesser of (i) eighteen percent (18%) per annum or (ii) the Maximum Rate.

      Borrower hereby agrees to pay all expenses incurred, including reasonable attorneys' fees, all of which shall become a part of the principal hereof, incurred by Lender in connection with the making and enforcement of the loan ("Loan") evidenced by this Note and the exercise by Lender of its rights, remedies and recourses under this Note, including without limitation, all such expenses incurred if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

      Borrower agrees that the Maximum Rate to be charged or collected pursuant to this Note shall be the applicable indicated rate ceiling as defined in TEX. REV. CIV. STAT. ANN. Art. 5069-1.04, provided that Lender may rely on other applicable laws, including without limitation the laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. The provisions of TEX. REV. CIV. STAT. ANN. Art. 5069-15.01, et seq., as may be amended, shall not apply to the Loan or any of the Security Documents. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

      Except as may be specifically provided for herein, each maker, surety, guarantor and endorser waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of acceleration of the maturity hereof, and protest, and agrees that this Note may be renewed, and the time of payment extended from time to time, without notice and without releasing any of the foregoing.

      Any check, draft, money order or other instrument given in payment of all or any part hereof or on any part of the indebtedness evidenced hereby may be accepted by the holder hereof and handled in collection in a customary manner, but same shall not


--------
Initials                           EXHIBIT "B"
constitute payment hereof or diminish any rights of Lender, except to the extent that actual cash proceeds of such instrument are unconditionally received by Lender.

      The principal of and interest on this Note are payable at Lender's office located at 515 Post Oak Boulevard, Suite 300, Houston, Texas 77027, or as otherwise designated by Lender in writing. Any suit by Lender to enforce any right hereunder or to obtain a declaration of any right or obligation hereunder may, at the sole option of Lender, be brought (i) in any court of competent jurisdiction in Houston, Harris County, Texas, or (ii) in any court of competent jurisdiction where jurisdiction may be had over Borrower. Borrower hereby expressly consents to the jurisdiction of the foregoing courts for such purposes.

      The principal of this Note represents funds which Lender may advance to Borrower from time to time upon request of Borrower in a series of increments which may aggregate, in total, the principal sum of this Note; each such increment so advanced shall constitute a part of the principal hereof and shall bear interest from the respective date of the advance thereof.

      EXECUTED as of the date set forth above.


                                        SOUTH FLORIDA FAIR AND PALM BEACH
                                        COUNTY EXPOSITIONS, INC.

                                        By:  ___________________________________

                                             Name:  ____________________________

                                             Title: ____________________________

                                                                      "BORROWER"


--------
Initials                           EXHIBIT "B"

                                   Exhibit "C"

      (American Land Title Association Leasehold Owner's Policy - 10-17-92)
                          (With Florida Modifications)
================================================================================

                    OWNER'S LEASEHOLD TITLE INSURANCE POLICY

                      Attorneys' Title Insurance Fund, Inc.

                                ORLANDO, FLORIDA

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, ATTORNEYS' TITLE INSURANCE FUND, INC., a Florida corporation, herein called The Fund, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of Insurance stated in Schedule A, sustained or incurred by the insured by reason of:

      1. Title to the estate or interest described in Schedule A being vested other than as stated therein;

      2.    Any defect in or lien or encumbrance on the title;

      3.    Unmarketability of the title;

      4.    Lack of a right of access to and from the land.

The Fund will also pay the costs, attorneys' fees and expenses incurred in defense of the title, as insured, but only to the extent provided in the Conditions and Stipulations.

In Witness Whereof, ATTORNEYS' TITLE INSURANCE FUND, INC. has caused this policy to be signed and sealed as of Date of Policy shown in Schedule A, the policy to become valid when countersigned by an authorized signatory.



                                        Attorneys' Title Insurance Fund, Inc.

          [Corporate Seal]

                                        By   /s/ Charles J. Kovaleski

                                             Charles J. Kovaleski
                                                  President



                                                  SERIAL


                                        OPL-


================================================================================
FUND FORM OPL (rev 2/93)

1.40 Preparing the Forms                              [Rev. 5 December 31, 1993]

                                   Exhibit "C"
                                   Page 2 of 3


--------------------------------------------------------------------------------

                                  FUND OPL FORM
                                   Schedule A

Policy No.: OPL-22222 Effective Date: May 3, 1993 Agent's File Reference: 93-134


                          Amount of Insurance: $200,000

1.    Name of Insured:    Albert Lessee

2. The estate or interest in the land described herein and which is covered by this policy is leasehold as defined in Paragraph 1(g) of the Conditions and Stipulations of this policy, created by the instrument herein referred to as the Lease, executed by I.M. Owner and Jill Owner, his wife, as lessor, and Albert Lessee, as lessee, and recorded in Official Records Book 11844, Page 2121 of the Public Records of Dade County, Florida.

3.    The land referred to in this policy is described as follows:

      Lot 3 in Block 3 of Happy Acres, according to the plat thereof recorded in Plat Book 100, Page 100, Public Records of Dade County, Florida.



I, the undersigned agent, hereby certify that

      o     the transaction insured herein is governed by RESPA,   [x]Yes  [ ]No

      o     If Yes to the above, I have performed all "core
            title agent services."                                 [x]Yes  [ ]No

Smith & Jones, P.A.                 9999              /s/ Abel Smith
--------------------------------   ---------      ------------------------------
ISSUING AGENT - ATTORNEY OR FIRM   AGENT NO.      AGENT'S SIGNATURE
OF ATTORNEYS

10 Main Street                Palm Tree City           Florida   00000
---------------------------   -----------------------            ---------------
MAILING ADDRESS               CITY                               ZIP


FUND Form OPL-SCH. A (Rev. 12/92)       DISTRIBUTION: WHITE copy to client. BLUE
                                        copy to The Fund. YELLOW copy for your
                                        file.

--------------------------------------------------------------------------------

1.42 Preparing the Forms                              [Rev.5 December 31, 1993]

                                   Exhibit "C"
                                   Page 3 of 3

--------------------------------------------------------------------------------

                                  FUND OPL FORM

                                   SCHEDULE B

Policy No.: OPL-22222

This policy does not insure against loss or damage by reason of the following exceptions:

1. Taxes for the year of the effective date of this policy or guarantee and taxes or special assessments which are not shown as existing liens by the public records.

2.    Rights or claims of parties in possession not shown by the public records.

3. Encroachments, overlaps, boundary line disputes, and any other matters which would be disclosed by an accurate survey and inspection of the premises.

4.    Easements or claims of easements not shown by the public records.

5. Any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law and not shown by the public records.

6. Subject to mortgage in favor of Best Bank of Florida executed by Albert Lessee, dated May 4, 1993 and recorded May 4, 1993 at 4:00 P.M. in Official Records Book 11844, Page 2126 of the Public Records of Dade County, Florida.

7. Subject to the rights, if any, of the public to use a public beach or recreation area any part of the land lying or formerly lying between the body of water abutting the subject property and the natural line of vegetation, bluff, extreme high water line or other apparent boundary line separating the publicly used area from the upland private or such upland private area as it may have existed prior to the construction, if any, of sea wall or bulkhead thereon.

8. This policy does not insure title to tidelands or lands comprising the shores or bottoms of navigable waters or lands beyond the harbor or bulkhead lines as established by governmental authority.

9.    This policy does not insure riparian or littoral rights.

10. Subject to easements granted to Florida Power and Light Company, recorded in Official Records Book 11822, Page 245 and Official Records Book 11822, Page 292 of the Public Records of Dade County, Florida.

11. Subject to easements for public utilities on the North 17 feet of said lot as shown on the plat recorded in Plat Book 100, Page 100.

12. The interest insured herein is subject to the terms of the lease between I.M. Owner and Jill Owner, Lessors, and Albert Lessee, Lessee, recorded in Official Records Book 11844, Page 2121, Public Records of Dade County, Florida.

--------------------------------------------------------------------------------


FUND Form OPL-SCH. B (8/15/94)
[ILLEGIBLE]
--------------------------------------------------------------------------------

1.44 Preparing the Forms                                 [Rev. 4 April 16, 1993]

                                   EXHIBIT "D"

                       First Amendment to Lease Agreement

     THIS FIRST AMENDMENT TO LEASE AGREEMENT ("First Amendment") is executed and entered into effective as of this ____ day of January, 1995, by and between SOUTH FLORIDA FAIR AND PALM BEACH COUNTY EXPOSITIONS, INC. ("Landlord") and PAVILION PARTNERS ("Tenant").

                                    RECITALS

      A. Under effective date of January ____, 1995, Landlord and Tenant entered into that certain Lease Agreement, Easement Agreement and Declaration of Restrictive Covenants ("Lease Agreement") relating to the lease of certain real property located in Palm Beach County, Florida, for the construction of an outdoor entertainment facility thereon by Tenant.

      B. Pursuant to the provisions of Section 15.18, the obligations of Landlord and Tenant under the Lease Agreement were conditioned upon approval of the transaction contemplated thereby by Tenant's Executive Committee and Landlord's Board of Trustees.

      C. Tenant's Executive Committee and Landlord's Board of Trustees have each independently approved the transaction contemplated by the Lease Agreement.

      D. Accordingly, Landlord and Tenant desire to delete the provisions contained in Section 15.18 of the Lease Agreement.

                                    AGREEMENT

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:

      1. Deletion of Requirement for Prior Approval. Tenant hereby represents and warrants to Landlord that Tenant's Executive Committee has unanimously approved the transaction contemplated by the Lease Agreement upon the terms, conditions and provisions contained therein. Landlord hereby represents and warrants to Tenant that Landlord's Board of Trustees has unanimously approved the transaction contemplated by the Lease Agreement upon the terms, conditions and provisions contained therein. Accordingly, Landlord and Tenant do hereby delete, in its entirety, Section 15.18 of the Lease Agreement.

      2. Concurrency Reservation. Upon execution hereof, Tenant shall pay to Landlord the sum of $15,000 as reimbursement of the concurrency reservation fee previously paid by Landlord.

      3. Ratification. Except as expressly amended hereby, the parties hereto do hereby ratify, confirm and reaffirm the terms, provisions and conditions contained in the Lease Agreement and agree to be bound by all of the provisions thereof on, subject to and in accordance with the provisions contained therein.

      WITNESS the execution hereof effective as of the date and year first above written.

                                        SOUTH FLORIDA FAIR AND PALM BEACH
                                        COUNTY EXPOSITIONS, INC., a Florida
                                        not-for-profit corporation

                                        By:  [Do Not Sign - Exhibit Only]
                                             -----------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------

                                                                      "LANDLORD"


                                        PAVILION PARTNERS, a Delaware general
                                        partnership

                                        By:  SM/PACE, Inc., its general partner

                                             By:  [Do Not Sign - Exhibit Only]
                                                  ------------------------------
                                                  Name:
                                                         -----------------------
                                                  Title:
                                                         -----------------------

                                                                        "TENANT"


                                   Exhibit "D"
                                   Page 2 of 2